Putnam
Balanced
Retirement
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Dramatic shifts in sentiment in the equity and fixed-income market sectors in which Putnam Balanced Retirement Fund concentrates its investments provided a positive environment for the first half of the fund's current fiscal year.

In April, value stocks finally took a positive turn. The shift was a long time in coming; prices of these stocks had lagged those of growth stocks since early 1997. The favorable turn of events in the fixed-income market came sooner. As investors realized last summer that the global financial crisis would not touch off a U.S. recession, they tempered their extreme aversion to risk and returned to non-Treasury issues, causing a rally in corporate bonds. Both developments as well as thoughtful and timely portfolio selections contributed to the fund's positive results for the period.

I am pleased to announce the addition of Krishna K. Memani to your fund's management team. Before joining Putnam in 1998, Krishna was with Morgan Stanley & Co. and Price Waterhouse LLP. He has 14 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 16, 1999


Report from the Fund Manager

Edward P. Bousa
Charles G. Pohl
James M. Prusko
David L. Waldman
Krishna K. Memani

The combination of equity and fixed-income investments that makes up Putnam Balanced Retirement Fund provided solid results during the six months ended April 30, 1999. Prices in both asset classes rallied to approach their previous levels following an easing of monetary policy in the United States and other developed nations.

Following this recovery and near the end of the semiannual period, the types of value stocks in which your fund invests emerged as leaders in equity markets after several years of lagging. However, the same factors that helped value stocks rally -- better-than-expected U.S. economic growth and signs of economic recovery in Asia -- have also rekindled inflation concerns, driving interest rates higher and bond prices lower. While the resurgence of value stocks brings with it a new set of challenges, the fund is nevertheless off to a strong start for fiscal 1999.

Total return for 6 months ended 4/30/99

        Class A             Class B            Class M
     NAV       POP       NAV      CDSC      NAV       POP
------------------------------------------------------------
    11.31%     4.92%    10.91%    5.91%    11.01%     7.10%
-------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* RISING RETURNS FOR VALUE STOCKS

For the first five months of the period, a small group of companies with high rates of earnings growth led the market and value stocks lagged behind. This trend had been in place since early 1997, when it seemed that the earnings of value stocks would suffer because of slower economic growth in many regions of the world. Although your fund invests primarily in stocks of domestic companies, many of those companies have achieved success in their industries by building global operations. This approach, while attractive as a long-term strategy, has unfortunately damaged profits during the past two years because of recessions in different regions of the world. Meanwhile, large companies in sectors with strong growth rates, such as technology and pharmaceuticals, have achieved greater profits.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Insurance and
finance              21.2%

Oil and gas           7.7%

Utilities             7.3%

Health care           7.0%

Transportation        3.1%

Footnote reads:
*Based on net assets as of 4/30/99. Holdings will vary over time.


"Now, for the first time in almost a year, market breadth is starting to show signs of improvement . . . The moves are taking place mainly in the value areas that have been left behind over the past year."

 -- Barron's, May 3, 1999


As the period drew to a close, we saw signs that undervalued stocks in general could be poised for relatively stronger results. Early in 1999, a broader range of undervalued stocks and somewhat smaller companies began to show improved performance. In addition, oil prices began a precipitous rise from their levels at the beginning of the year, which, as always, increased the appeal of energy stocks, including those held by your fund. By late March and early April, a strong rally in energy and basic materials sectors was under way, punctuated by an agreement among OPEC nations to reduce petroleum production and support oil prices. In April, indications of stronger economic growth in Asia and continuing strength in the U.S. economy created strong demand for undervalued stocks in many sectors, such as industrial cyclicals.

* BUYING OPPORTUNITIES LEAD TO FOCUS ON CYCLICAL STOCKS

The elevated level of volatility in equity markets during the period provided many buying opportunities -- just the type of situation that your fund's value strategy is designed to exploit. We were able to purchase stocks of large, established companies at attractive prices, taking advantage of pessimism in many industrial sectors to add new holdings. In particular, earnings forecasts for commodity sectors were unusually low. As a result, the fund added substantial positions in industrial cyclical stocks whose fortunes tend to rise and fall with the economic cycle. Examples included Alcoa, Du Pont, and Weyerhaeuser as well as other companies in the chemical, paper, and aluminum industries. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's strategy and may vary in the future.


"As we look ahead, there is reason for optimism that your fund's value investment style may be particularly timely. Indications of strong economic growth in the United States and an improving outlook for Europe and Asia could provide stronger revenues for many of the large, globally diversified companies in which the fund invests."

 -- Edward P. Bousa, manager
Putnam Balanced Retirement Fund


We were also drawn to consumer cyclicals such as automotive stocks, building materials, appliances, and newspapers. One particularly appealing opportunity was found in the toy industry, which, after considerable consolidation, is now dominated by two current portfolio holdings, Hasbro and Mattel. Both companies appear close to making their products available over the Internet, a development that could dramatically increase their profitability.

During the global financial crisis in August and September, we added positions in Morgan Stanley and Citigroup, two fundamentally strong companies whose stock prices had fallen by half because of what we considered as essentially a short-term problem. We saw no genuine threat to these companies' long-term business. Our perspective was rewarded when the stocks recovered and we were able to sell them at significant profits. Also profitable to your fund were airline stocks such as Delta and UAL (the holding company of United Airlines), which sustained both pricing and sales levels in contrast to last fall's more pessimistic projections.

With every period come some disappointments, and for this most recent period, food stocks and utilities proved to be among the fund's laggards. These sectors fell out of favor because their defensive, low-growth characteristics were less appealing to investors seeking to take advantage of a market that was rebounding from a significant tumble.


[GRAPHIC OMITTED: TOP FIVE EQUITY HOLDINGS HOLDINGS]

TOP FIVE EQUITY HOLDINGS

Bank of America Corp.
Insurance and finance

Citigroup, Inc.
Insurance and finance

Exxon Corp.
Oil and gas

Mobil Corp.
Oil and gas

GTE Corp.
Utilities


[GRAPHIC OMITTED: TOP FIVE FIXED-INCOME HOLDINGS]

TOP FIVE FIXED-INCOME HOLDINGS

Government National Mortgage Association pass-through certificates, 8s, various due dates 2025-2029

U.S. Treasury notes
51/2 s, 5/31/03

U.S. Treasury notes
43/4 s, 2/15/04

Government National Mortgage Association pass-through certificates, 7s, various due dates 2023-2028

Government National Mortgage Association pass-through certificates, 61/2 s, various due dates 2023-2029

Footnote reads:
The top five equity holdings and the top five fixed-income holdings represent 14.8% of the fund's net assets as of 4/30/99. Portfolio holdings will vary over time.


* BOND MARKETS ALSO RECOVER

The big story in the fixed-income markets during the past six months has been the transition from widespread concern in the third quarter of 1998 to increased acceptance of higher-risk investments in the first quarter of 1999. Non-Treasury sectors, including corporate bonds, came roaring back from dismal relative performance in late 1998 to recoup much of their losses as fears eased that a spreading economic contagion would lead to a recession in the United States. However, when the U.S. economy posted stronger growth than expected in late 1998 and early 1999, interest rates reversed course and started to rise.

While bond prices experienced some declines in the first four months of 1999, your fund benefited from the strong relative performance of its corporate fixed-income holdings, 40% of which were in the investment-grade area and 10% in higher-yielding investments. Looking ahead, we do not foresee a protracted period of rising rates. Instead, we anticipate eventual interest-rate stability and consistent returns dictated by appropriate changes to the bond portfolio's sector allocations, including corporate issues.

* OUTLOOK: VALUE TREND SUPPORTED BY POSITIVE FUNDAMENTALS

As we look ahead, there is reason for optimism that your fund's value investment style might be particularly timely. Indications of strong economic growth in the United States and an improving outlook for Europe and Asia could provide stronger revenues for many of the large, globally diversified companies in which the fund invests. Of course, because the fund's recent returns have been greater than the long-term performance of most equities, it would also not be surprising if gains were to moderate in the coming year. Current market valuations reflect significant confidence that the market will continue to rise for a long time. Whether the fund's investment style is in favor or not, though, remember that its emphasis on undervalued stocks is a method for limiting volatility. Because most of the fund's holdings pay dividends and do not carry inflated expectations, they tend to be insulated from the severe movements that may characterize the U.S. market going forward. With this disciplined value investment process in place, your fund is positioned to achieve attractive risk-adjusted capital appreciation over long periods.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/99, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Balanced Retirement Fund is designed for investors seeking high current return and relative stability of principal from a diversified portfolio of equity and debt securities.


TOTAL RETURN FOR PERIODS ENDED 4/30/99

                        Class A            Class B            Class M
(inception dates)      (4/19/85)          (2/1/94)           (3/17/95)
                     NAV       POP      NAV      CDSC      NAV       POP
------------------------------------------------------------------------
6 months            11.31%     4.92%   10.91%    5.91%   11.01%    7.10%
------------------------------------------------------------------------
1 year               7.91      1.68     7.14     2.25     7.44     3.66
------------------------------------------------------------------------
5 years            101.59     90.02    93.94    91.94    96.94    89.99
Annual average      15.05     13.70    14.17    13.93    14.52    13.70
------------------------------------------------------------------------
10 years           222.76    204.10   198.79   198.79   206.53   195.76
Annual average      12.43     11.76    11.57    11.57    11.85    11.45
------------------------------------------------------------------------
Life of fund       360.74    334.39   309.77   309.77   324.58   309.83
Annual average      11.50     11.04    10.58    10.58    10.86    10.58
------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/99

                   Standard      Lehman Bros.
                    & Poor's     Govt./Corp.     Consumer
                   500 Index     Bond Index     price index
---------------------------------------------------------------------
6 months             22.32%        -0.12%          1.47%
---------------------------------------------------------------------
1 year               21.82          6.27           2.28
---------------------------------------------------------------------
5 years             228.92         46.67          12.75
Annual average       26.89          7.96           2.43
---------------------------------------------------------------------
10 years            461.10        134.16          35.01
Annual average       18.83          8.88           3.05
---------------------------------------------------------------------
Life of fund       1011.66        257.95          55.47
Annual average       18.77          9.54           3.20
---------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/99

                                  Class A        Class B       Class M
-----------------------------------------------------------------------------
Distributions (number)               2              2             2
-----------------------------------------------------------------------------
Income                            $0.220         $0.182        $0.195
-----------------------------------------------------------------------------
Capital gains
  Long-term                        0.629          0.629         0.629
-----------------------------------------------------------------------------
  Short-term                        --             --            --
-----------------------------------------------------------------------------
  Total                           $0.849         $0.811        $0.824
-----------------------------------------------------------------------------
Share value:                    NAV      POP       NAV       NAV      POP
-----------------------------------------------------------------------------
10/31/98                       $11.01   $11.68  $10.92      $10.96   $11.36
-----------------------------------------------------------------------------
4/30/99                         11.34    12.03   11.24       11.28    11.69
-----------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------
Current dividend rate1           3.88%    3.66%   3.91%       3.48%    3.35%
-----------------------------------------------------------------------------
Current 30-day SEC yield2        3.35     3.15    2.62        2.86     2.76
-----------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 3/31/99 (most recent calendar quarter)

                       Class A             Class B            Class M
(inception dates)     (4/19/85)           (2/1/94)           (3/17/95)
                    NAV       POP       NAV      CDSC      NAV       POP
-----------------------------------------------------------------------------
6 months            8.87%     2.64%     8.36%    3.36%     8.57%     4.74%
-----------------------------------------------------------------------------
1 year              3.03     -2.86      2.16    -2.50      2.47     -1.14
-----------------------------------------------------------------------------
5 years            92.25     81.20     85.31    83.31     87.77     81.13
Annual average     13.97     12.62     13.13    12.89     13.43     12.62
-----------------------------------------------------------------------------
10 years          219.50    201.27    195.47   195.47    203.27    192.51
Annual average     12.32     11.66     11.44    11.44     11.73     11.33
-----------------------------------------------------------------------------
Life of fund      338.39    313.32    289.72   289.72    303.88    289.84
Annual average     11.18     10.71     10.24    10.24     10.52     10.24
-----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance summary for method of calculation.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


Comparative benchmarks

Standard & Poor's 500 Index* is an index of common stocks frequently used as a general measure of stock market performance.

Lehman Brothers Government/Corporate Bond Index* is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered nonconvertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Welcome to www.putnaminv.com

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

  You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

  The site can be accessed through any of the major online services (America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

  New features will be added to the site regularly. So be sure to bookmark us at

  http://www.putnaminv.com



A guide to the financial statements

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the amounts listed in the Statement of Operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.




The fund's portfolio
April 30, 1999 (Unaudited)

COMMON STOCKS (52.1%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Aerospace and Defense (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            104,700  Boeing Co.                                                                             $    4,253,438
             61,400  Raytheon Co. Class B                                                                        4,313,350
                                                                                                            --------------
                                                                                                                 8,566,788

Agriculture (--%)
--------------------------------------------------------------------------------------------------------------------------
             11,013  PSF Holdings LLC Class A                                                                      137,663

Automotive (1.5%)
--------------------------------------------------------------------------------------------------------------------------
             90,000  Ford Motor Co.                                                                              5,754,375
             63,000  General Motors Corp.                                                                        5,603,063
             55,000  Lear Corp. (NON)                                                                            2,523,125
                                                                                                            --------------
                                                                                                                13,880,563

Basic Industrial Products (1.0%)
--------------------------------------------------------------------------------------------------------------------------
             32,400  Caterpillar, Inc.                                                                           2,085,750
             76,000  Deere (John) & Co.                                                                          3,268,000
            132,000  Owens-Illinois, Inc. (NON)                                                                  3,828,000
                                                                                                            --------------
                                                                                                                 9,181,750

Building and Construction (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             90,500  Sherwin Williams Co.                                                                        2,816,813

Business Equipment and Services (0.7%)
--------------------------------------------------------------------------------------------------------------------------
             38,500  Pitney Bowes, Inc.                                                                          2,692,594
             57,000  Xerox Corp.                                                                                 3,348,750
                                                                                                            --------------
                                                                                                                 6,041,344

Chemicals (2.2%)
--------------------------------------------------------------------------------------------------------------------------
             44,000  Dow Chemical Co.                                                                            5,772,250
             83,000  du Pont (E.I.) de Nemours & Co., Ltd. (NON)                                                 5,861,875
             58,600  Minnesota Mining & Manufacturing Co.                                                        5,215,400
             48,100  PPG Industries, Inc.                                                                        3,123,494
                                                                                                            --------------
                                                                                                                19,973,019

Computer Equipment (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             85,000  Apple Computer, Inc. (NON)                                                                  3,910,000
             37,100  Compaq Computer Corp. (NON)                                                                   827,794
                                                                                                            --------------
                                                                                                                 4,737,794

Computer Services and Software (1.1%)
--------------------------------------------------------------------------------------------------------------------------
             93,300  Computer Associates International, Inc.                                                     3,982,744
             27,800  IBM Corp. (NON)                                                                             5,815,444
                                                                                                            --------------
                                                                                                                 9,798,188

Conglomerates (0.8%)
--------------------------------------------------------------------------------------------------------------------------
             71,000  Allied-Signal, Inc.                                                                         4,171,250
             63,200  TRW, Inc. (NON)                                                                             2,650,450
                                                                                                            --------------
                                                                                                                 6,821,700

Consumer Durable Goods (1.1%)
--------------------------------------------------------------------------------------------------------------------------
            105,050  Hasbro, Inc.                                                                                3,584,831
            111,000  Mattel, Inc.                                                                                2,872,125
             52,700  Whirlpool Corp.                                                                             3,497,963
                                                                                                            --------------
                                                                                                                 9,954,919

Consumer Non Durables (1.4%)
--------------------------------------------------------------------------------------------------------------------------
             37,800  Colgate-Palmolive Co.                                                                       3,872,138
                303  Hedstrom Holdings, Inc. 144A                                                                      303
             73,000  Kimberly-Clark Corp.                                                                        4,475,813
            135,700  Philip Morris Cos., Inc.                                                                    4,757,981
                                                                                                            --------------
                                                                                                                13,106,235

Consumer Products (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             91,500  Fortune Brands, Inc. (NON)                                                                  3,614,250

Consumer Services (0.3%)
--------------------------------------------------------------------------------------------------------------------------
                 25  AmeriKing, Inc. (NON)                                                                             975
            129,000  Service Corp. Intl.                                                                         2,676,750
                                                                                                            --------------
                                                                                                                 2,677,725

Electronics and Electrical Equipment (1.5%)
--------------------------------------------------------------------------------------------------------------------------
             69,500  Emerson Electric Co. (NON)                                                                  4,482,750
             41,000  Illinois Tool Works, Inc.                                                                   3,157,000
              2,079  Lernout & Hauspie Speech Products N.V. (Belgium)                                               81,337
             26,500  Micron Technology, Inc. (NON)                                                                 983,813
             54,400  Motorola, Inc.                                                                              4,358,800
             10,336  SCI Systems, Inc. (NON)                                                                       393,462
              1,203  Sensormatic Electronics Corp. (NON)                                                            14,436
                                                                                                            --------------
                                                                                                                13,471,598

Entertainment (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             90,000  Disney (Walt) Productions, Inc.                                                             2,857,500
                748  Fitzgerald Gaming Corp.                                                                           187
                                                                                                            --------------
                                                                                                                 2,857,687

Environmental Control (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            126,200  Republic Services, Inc. (NON)                                                               2,594,988

Food and Beverages (2.4%)
--------------------------------------------------------------------------------------------------------------------------
             70,700  Bestfoods                                                                                   3,548,256
             39,000  Heinz (H.J.) Co.                                                                            1,820,813
             89,200  Kellogg Co.                                                                                 3,300,400
            175,700  Pepsi Bottling Group, Inc. (The) (NON)                                                      3,700,681
            170,700  Sara Lee Corp.                                                                              3,798,075
            130,100  SYSCO Corp.                                                                                 3,862,344
             25,200  The Quaker Oats Co.                                                                         1,626,975
              1,600  Whitman Corp.                                                                                  26,200
                                                                                                            --------------
                                                                                                                21,683,744

Health Care (0.8%)
--------------------------------------------------------------------------------------------------------------------------
             58,900  Baxter International, Inc.                                                                  3,710,700
            179,200  HEALTHSOUTH Corp. (NON)                                                                     2,408,000
             61,376  Tenet Healthcare Corp. (NON)                                                                1,450,008
                                                                                                            --------------
                                                                                                                 7,568,708

Insurance and Finance (11.9%)
--------------------------------------------------------------------------------------------------------------------------
            116,800  Ace Ltd.                                                                                    3,533,200
            105,800  Allstate Corp.                                                                              3,848,475
             65,000  American General Corp.                                                                      4,810,000
            167,143  Bank of America Corp.                                                                      12,034,296
            126,000  Banc One Corp.                                                                              7,434,000
             93,100  BankBoston Corp.                                                                            4,561,900
                982  Bankers Trust New York Corp. (NON) (CUS)                                                       88,441
            114,300  Charter One Financial, Inc. (NON)                                                           3,571,875
             58,700  Chase Manhattan Corp.                                                                       4,857,425
             58,000  CIGNA Corp.                                                                                 5,056,875
            152,500  Citigroup, Inc.                                                                            11,475,625
             57,100  Fannie Mae                                                                                  4,050,531
             25,800  Hartford Financial Services Group                                                           1,520,588
             37,000  Mercantile Bancorporation, Inc.                                                             2,109,000
             40,700  Merrill Lynch & Co., Inc. (NON)                                                             3,416,256
             55,600  Paine Webber Group Inc.                                                                     2,609,725
             92,200  PNC Bank Corp.                                                                              5,336,075
             74,250  Synovus Financial Corp.                                                                     1,642,781
             55,000  The Chubb Corp.                                                                             3,258,750
             49,200  The Equitable Cos., Inc.                                                                    3,311,775
             28,000  Torchmark Corp.                                                                               957,250
            106,400  U.S. Bancorp                                                                                3,943,450
             20,800  UNUM Corp.                                                                                  1,136,200
             31,000  Wachovia Corp. (NON)                                                                        2,724,125
            125,400  Washington Mutual, Inc.                                                                     5,157,085
            128,700  Wells Fargo & Co. (NON)                                                                     5,558,231
                                                                                                            --------------
                                                                                                               108,003,934

Metals and Mining (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             58,800  Alcoa Inc. (NON)                                                                            3,660,300

Paper and Forest Products (1.1%)
--------------------------------------------------------------------------------------------------------------------------
             76,700  Mead Corp.                                                                                  3,207,019
             99,000  Weyerhaeuser Co. (NON)                                                                      6,645,375
                                                                                                            --------------
                                                                                                                 9,852,394

Oil and Gas (5.9%)
--------------------------------------------------------------------------------------------------------------------------
             52,000  BP Amoco PLC ADR (United Kingdom)                                                           5,885,750
             56,000  Burlington Resources Inc.                                                                   2,579,500
             54,000  Chevron, Inc.                                                                               5,386,500
            117,000  Conoco, Inc. (NON)                                                                          3,173,625
             66,500  El Paso Energy Corp.                                                                        2,443,875
             49,000  Elf Aquitane ADR (France) (NON)                                                             3,828,125
            108,000  Exxon Corp. (NON)                                                                           8,970,750
            131,000  Halliburton Co.                                                                             5,583,875
             82,000  Mobil Corp. (NON)                                                                           8,589,500
             19,000  Phillips Petroleum Co.                                                                        961,875
            129,400  Tosco Corp.                                                                                 3,461,450
             57,100  Williams Cos., Inc.                                                                         2,697,975
                                                                                                            --------------
                                                                                                                53,562,800

Pharmaceuticals (2.6%)
--------------------------------------------------------------------------------------------------------------------------
            107,000  American Home Products Corp. (NON)                                                          6,527,000
             97,000  Bristol-Myers Squibb Co. (NON)                                                              6,165,563
             77,400  Merck & Co., Inc.                                                                           5,437,350
             96,000  Pharmacia & Upjohn, Inc.                                                                    5,376,000
                                                                                                            --------------
                                                                                                                23,505,913

Publishing (0.8%)
--------------------------------------------------------------------------------------------------------------------------
             62,000  McGraw-Hill, Inc.                                                                           3,425,500
             51,000  Tribune Co.                                                                                 4,255,313
                                                                                                            --------------
                                                                                                                 7,680,813

Real Estate (0.9%)
--------------------------------------------------------------------------------------------------------------------------
             82,000  Equity Residential Properties Trust (R)                                                     3,792,500
            109,000  Starwood Hotels & Resorts Worldwide, Inc.                                                   3,998,938
                                                                                                            --------------
                                                                                                                 7,791,438

Retail (1.9%)
--------------------------------------------------------------------------------------------------------------------------
             74,000  Albertsons, Inc. (NON)                                                                      3,811,000
             96,200  Federated Department Stores, Inc. (NON)                                                     4,491,338
                 12  Mothers Work, Inc. (NON)                                                                          130
            103,000  Rite Aid Corp.                                                                              2,401,188
            110,600  Saks, Inc. (NON)                                                                            3,131,363
             79,300  Sears, Roebuck & Co.                                                                        3,647,800
                                                                                                            --------------
                                                                                                                17,482,819

Telecommunications (1.3%)
--------------------------------------------------------------------------------------------------------------------------
             57,500  ALLTEL Corp.                                                                                3,877,656
            154,900  AT&T Corp.                                                                                  7,822,450
                170  Intermedia Communications, Inc. (NON)                                                           5,472
                                                                                                            --------------
                                                                                                                11,705,578

Transportation (2.1%)
--------------------------------------------------------------------------------------------------------------------------
             32,200  AMR Corp-Del (NON)                                                                          2,247,962
            150,900  Burlington Northern Santa Fe Corp.                                                          5,526,713
             34,100  Delta Air Lines, Inc.                                                                       2,163,219
             37,400  FDX Corp.                                                                                   4,209,838
             14,800  Ryder System, Inc.                                                                            390,350
             55,000  UAL Corp. (NON)                                                                             4,441,250
                                                                                                            --------------
                                                                                                                18,979,332

Utilities (5.7%)
--------------------------------------------------------------------------------------------------------------------------
            101,000  Ameritech Corp.                                                                             6,912,188
             87,000  Bell Atlantic Corp.                                                                         5,013,375
             62,300  Consolidated Natural Gas Co.                                                                3,706,850
             82,200  Duke Energy Corp. (NON)                                                                     4,603,200
            148,650  Edison International (NON)                                                                  3,641,925
            120,600  Entergy Corp. (NON)                                                                         3,768,750
            127,000  GTE Corp.                                                                                   8,501,063
            145,700  OGE Energy Corp.                                                                            3,451,269
            108,000  SBC Communications, Inc.                                                                    6,048,000
            175,000  Sempra Energy                                                                               3,631,250
             84,900  Western Resources, Inc.                                                                     2,308,219
                                                                                                            --------------
                                                                                                                51,586,089
                                                                                                            --------------
                     Total Common Stocks (cost $384,159,410)                                                $  473,296,886

CORPORATE BONDS AND NOTES (20.6%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

Advertising (0.1%)
--------------------------------------------------------------------------------------------------------------------------
     $      300,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                      $      327,750
            190,000  Lamar Advertising Co. sr. sub. notes 9 5/8s, 2006                                             203,300
             10,000  Lamar Advertising Co. company guaranty 8 5/8s, 2007                                            10,475
            210,000  Outdoor Communications Inc. sr. sub. notes 9 1/4s, 2007                                       223,125
             10,000  Outdoor Systems, Inc. sr. sub. notes 9 3/8s, 2006                                              10,725
                                                                                                            --------------
                                                                                                                   775,375

Aerospace and Defense (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             20,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                                  19,450
            100,000  Aviation Sales Co. company guaranty 8 1/8s, 2008                                              100,250
            100,000  BE Aerospace, Inc. sr. sub. notes Ser. B, 9 7/8s, 2006                                        105,500
             40,000  BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                                 42,600
             30,000  BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                             29,775
          1,885,000  Boeing Co. deb. 6 5/8s, 2038                                                                1,802,550
            100,000  Burke Industries, Inc. company guaranty 10s, 2007                                              80,000
             20,000  K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                                       20,650
          1,330,000  Raytheon Co. notes 6.45s, 2002                                                              1,348,700
            980,000  Raytheon Co. deb. 7s, 2028                                                                    982,744
            105,000  Sequa Corp. bonds 8 3/4s, 2001                                                                106,575
                                                                                                            --------------
                                                                                                                 4,638,794

Agriculture (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            635,000  IMC Global, Inc. notes 7.4s, 2002                                                             652,653
            134,901  Premium Standard Farms, Inc. sr. secd. notes 11s, 2003 (PIK)                                  128,156
                                                                                                            --------------
                                                                                                                   780,809

Apparel (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            390,000  Fruit of the Loom 144A company guaranty 8 7/8s, 2006                                          382,200
             50,000  Kasper A.S.L. Ltd. sr. notes 12 3/4s, 2004                                                     48,250
             20,000  William Carter Holdings Co. sr. sub. notes Ser. A, 12s, 2008                                   21,350
                                                                                                            --------------
                                                                                                                   451,800

Automotive (0.6%)
--------------------------------------------------------------------------------------------------------------------------
             47,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                          49,468
          1,365,000  Chrysler Corp. deb. Ser. B, 7.45s, 2097                                                     1,445,740
            965,000  Dana Corp. notes 7s, 2029                                                                     928,813
          1,040,000  Delphi Automotive Systems Corp. deb. 7 1/8s, 2029                                           1,020,448
             70,000  Dura Operating Corp. 144A sr. sub. notes 9s, 2009                                              70,963
            290,000  Federal Mogul Corp. 144A notes 7 3/8s, 2006                                                   284,925
             45,000  Ford Motor Co. bonds 6 5/8s, 2028                                                              43,196
            710,000  Ford Motor Co. deb. 7.4s, 2046                                                                736,320
            200,000  Hayes Wheels International, Inc. company guaranty
                       Ser. B, 9 1/8s, 2007                                                                        209,000
            210,000  Lear Corp. sub. notes 9 1/2s, 2006                                                            229,950
             10,000  Safety Components International, Inc. sr. sub. notes
                       Ser. B, 10 1/8s, 2007                                                                         9,750
             80,000  Talon Automotive Group sr. sub. notes Ser. B, 9 5/8s, 2008                                     70,000
             85,000  Walbro Corp. sr. notes Ser. B, 9 7/8s, 2005                                                    86,275
                                                                                                            --------------
                                                                                                                 5,184,848

Basic Industrial Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            190,000  American Standard Companies, Inc. sr. notes 7 3/8s, 2008                                      188,100
            110,000  Axia Inc. company guaranty 10 3/4s, 2008                                                      111,375
            250,000  Newcor, Inc. company guaranty Ser. B, 9 7/8s, 2008                                            233,750
            160,000  Owens-Illinois, Inc. sr. notes 8.1s, 2007                                                     166,258
              5,000  Roller Bearing Co. company guaranty Ser. B, 9 5/8s, 2007                                        4,800
                                                                                                            --------------
                                                                                                                   704,283

Broadcasting (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            245,000  Affinity Group Holdings sr. notes 11s, 2007                                                   245,000
            100,000  Allbritton Communications Co. sr. sub. deb. Ser. B, 9 3/4s, 2007                              106,500
             70,000  Allbritton Communications Co. sr. sub. notes Ser. B, 8 7/8s, 2008                              71,750
             75,000  Benedek Broadcasting sr. notes 11 7/8s, 2005                                                   81,375
             45,000  Capstar Broadcasting sr. disc. notes stepped-coupon zero %
                       (12 3/4s, 2/1/02), 2009 (STP)                                                                37,913
            205,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                              219,350
            310,000  Chancellor Media Corp. 144A sr. notes 8s, 2008                                                319,300
             10,000  Citadel Broadcasting Co. sr. sub. notes 10 1/4s, 2007                                          11,050
            325,000  Comcast Corp. sr. sub. notes 9 1/2s, 2008                                                     342,648
             75,000  Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                                        78,188
            250,000  Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                        249,375
             10,000  Gray Communications Systems, Inc. sr. sub. notes 10 5/8s, 2006                                 10,700
             15,000  Heritage Media Services Corp. sr. sub. notes 8 3/4s, 2006                                      15,788
            250,000  Jacor Communications, Inc. company guaranty
                       Ser. B, 8 3/4s, 2007                                                                        266,250
             30,000  Pegasus Communications Corp. 144A sr. notes 9 3/4s, 2006                                       31,200
             25,000  Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005                                     27,500
            180,000  Scandinavian Broadcasting System SA cv. sub. notes 7s, 2004
                       (Luxembourg)                                                                                219,375
             80,000  SFX Broadcasting, Inc. 144A sr. sub. notes 9 1/8s, 2008                                        82,200
             40,000  Sinclair Broadcast Group, Inc. sr. sub. notes 10s, 2005                                        41,000
            225,000  Sinclair Broadcast Group, Inc. company guaranty 9s, 2007                                      228,375
             30,000  Sinclair Broadcast Group, Inc. sr. sub. notes 8 3/4s, 2007                                     30,150
             25,000  Spanish Broadcasting Systems sr. notes Ser. B, 11s, 2004                                       27,250
                                                                                                            --------------
                                                                                                                 2,742,237

Building and Construction (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             90,000  Albecca Inc. company guaranty 10 3/4s, 2008                                                    76,500
            100,000  Applied Power Inc. sr. sub. notes 8 3/4s, 2009                                                102,500
             10,000  Building Materials Corp. sr. notes Ser. B, 8 5/8s, 2006                                        10,250
             70,000  Building Materials Corp. 144A sr. notes 8s, 2008                                               69,125
             20,000  D.R. Horton, Inc. company guaranty 10s, 2006                                                   21,200
            130,000  D.R. Horton, Inc. company guaranty 8s, 2009                                                   128,700
             20,000  Jackson Products, Inc. company guaranty Ser. B, 9 1/2s, 2005                                   20,050
             40,000  Morris Material Handling, Inc. company guaranty 9 1/2s, 2008                                   21,800
             50,000  NCI Building Systems 144A sr. sub. notes 9 1/4s, 2009                                          50,525
             75,000  Southdown, Inc. sr. sub. notes Ser. B, 10s, 2006                                               83,625
                                                                                                            --------------
                                                                                                                   584,275

Business Equipment and Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             40,000  Cex Holdings, Inc. company guaranty Ser. B, 9 5/8s, 2008                                       37,700
          1,654,511  Federal Express Corp. pass-through certificates,
                       Ser. 98-1A, 6.72s, 2022                                                                   1,642,582
             90,000  Iron Mountain, Inc. med. term notes company guaranty
                       10 1/8s, 2006                                                                                97,425
            233,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                               259,213
            210,000  U.S. Office Products Co. company guaranty 9 3/4s, 2008                                        140,700
                                                                                                            --------------
                                                                                                                 2,177,620

Cable Television (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             29,375  Adelphia Communications Corp. sr. notes 9 1/2s, 2004 (PIK)                                     30,256
            140,000  Adelphia Communications Corp. 144A sr. notes 8 3/8s, 2008                                     142,800
             40,000  Adelphia Communications Corp. sr. notes 7 7/8s, 2009                                           39,950
             65,000  Century Communications Corp. sr. notes 8 7/8s, 2007                                            67,925
             60,000  Century Communications Corp. sr. notes 8 3/4s, 2007                                            62,400
            180,000  Charter Communications Holdings LLC 144A sr. disc. notes
                       stepped-coupon zero % (9.92s, 4/1/04), 2011 (STP)                                           118,800
            270,000  Charter Communications Holdings LLC 144A sr. notes
                       8 5/8s, 2009                                                                                276,750
             75,000  CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                                 90,375
              5,000  CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2023                                                   5,625
            250,000  CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                                     263,080
             30,000  CSC Holdings, Inc. deb. 7 7/8s, 2018                                                           30,679
             80,000  Diamond Cable Communication Co. sr. disc. notes
                       stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                       (United Kingdom) (STP)                                                                       72,200
            305,000  Diamond Cable Communication Co. sr. disc. notes
                       stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                       (United Kingdom) (STP)                                                                      243,238
            120,000  Diva Systems Corp. sr. disc. notes, stepped-coupon
                       Ser. B, zero % (12 5/8s, 3/1/03), 2008 (STP)                                                 42,000
            175,000  Jones Intercable, Inc. sr. sub. deb. 10 1/2s, 2008                                            187,469
             55,000  Jones Intercable, Inc. sr. notes 9 5/8s, 2002                                                  59,538
            140,000  Lenfest Communications, Inc. sr. sub. notes 10 1/2s, 2006                                     164,150
             70,000  Lenfest Communications, Inc. sr. sub. notes 8 1/4s, 2008                                       72,800
            175,000  Rogers Cablesystems Ltd. sr. notes Ser. B, 10s, 2005                                          197,750
             20,000  TeleWest Communications PLC 144A sr. notes
                       11 1/4s, 2008 (United Kingdom)                                                               23,050
             90,000  TeleWest Communications PLC 144A sr. disc. notes
                       stepped-coupon, zero %, (9 1/4, 4/15/04) 2009
                       (United Kingdom) (STP)                                                                       60,975
                                                                                                            --------------
                                                                                                                 2,251,810

Chemicals (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            900,000  Equistar Chemicals LP notes 9 1/8s, 2002                                                      925,533
            100,000  ISP Holdings, Inc. sr. notes Ser. B, 9 3/4s, 2002                                             102,500
          1,145,000  Nova Chemicals Corp. deb. 7s, 2026 (Canada)                                                 1,152,786
             10,000  Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                                        8,500
            630,000  Royster-Clark Inc. 144A 1st mtge 10 1/4s, 2009                                                639,450
             90,000  Scotts Co 144A sr. sub. notes 8 5/8s, 2009                                                     93,150
             15,000  Union Carbide Global Enterprises sr. sub. notes
                       Ser. B, 12s, 2005                                                                            15,844
                                                                                                            --------------
                                                                                                                 2,937,763

Computer Services and Software (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            575,000  Dell Computer Corp. deb. 7.1s, 2028                                                           569,791
          1,240,000  IBM Corp. deb. 7 1/8s, 2096                                                                 1,274,050
             90,000  IPC Information Systems sr. disc. notes stepped-coupon
                       zero % (10 7/8s, 11/1/01), 2008 (STP)                                                        67,950
            120,000  PSINet, Inc. sr. notes 11 1/2s, 2008                                                          133,500
             50,000  PSINet, Inc. sr. notes Ser. B, 10s, 2005                                                       52,375
             30,000  Unisys Corp. sr. notes 7 7/8s, 2008                                                            31,425
             50,000  Verio Inc. 144A sr. notes 11 1/4s, 2008                                                        56,250
             30,000  Verio Inc. sr. notes 10 3/8s, 2005                                                             31,950
                                                                                                            --------------
                                                                                                                 2,217,291

Conglomerates (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            465,000  Canadian Pacific Ltd. deb. 9.45s, 2021 (Canada)                                               571,420
          1,665,000  Tyco International Ltd. company guaranty 6 3/8s, 2005                                       1,679,868
          1,530,000  Tyco International Ltd. company guaranty 6 1/4s, 2003                                       1,540,542
                                                                                                            --------------
                                                                                                                 3,791,830

Consumer Durable Goods (--%)
--------------------------------------------------------------------------------------------------------------------------
              5,000  Hedstrom Holdings, Inc. 144A sr. disc. notes stepped-coupon
                       zero % (12s, 6/1/02), 2009 (STP)                                                              1,950
             20,000  Sealy Mattress Co. 144A sr. sub. notes Ser. B, 9 7/8s, 2007                                    20,200
                                                                                                            --------------
                                                                                                                    22,150

Consumer Non Durables (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            130,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                                 130,325
          1,630,000  Imperial Tobacco company guaranty 7 1/8s, 2009                                              1,617,726
            295,000  Philip Morris Companies, Inc. notes 7 1/2s, 2004                                              309,712
            600,000  Philip Morris Companies, Inc. notes 7 1/8s, 2004                                              620,454
            295,000  Philip Morris Companies, Inc. notes 6.8s, 2003                                                300,986
            390,000  Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                                398,775
                                                                                                            --------------
                                                                                                                 3,377,978

Consumer Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            100,000  Coinmach Corp. sr. notes 11 3/4s, 2005                                                        110,000
             45,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                            46,125
            210,000  HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                                    202,650
             30,000  Host Marriott Travel Plaza sr. notes Ser. B, 9 1/2s, 2005                                      31,425
             80,000  Iron Age Corp. company guaranty 9 7/8s, 2008                                                   58,400
             40,000  Protection One, Inc. sr. disc. notes stepped-coupon,
                       (13 5/8s, 6/30/00), 2005 (STP)                                                               45,700
                                                                                                            --------------
                                                                                                                   494,300

Cosmetics (--%)
--------------------------------------------------------------------------------------------------------------------------
              5,000  French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                         5,075
             20,000  French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                                 20,400
             60,000  Revlon Consumer Products sr. notes 9s, 2006                                                    61,200
             75,000  Revlon Consumer Products sr. notes 8 1/8s, 2006                                                74,250
                                                                                                            --------------
                                                                                                                   160,925

Electronics and Electrical Equipment (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             15,000  Celestica International Ltd. 144A sr. sub. notes 10 1/2s, 2006
                       (Canada)                                                                                     16,650
             30,000  DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                                              30,375
             59,431  Fairchild Semiconductor Corp. 144A sr. sub. notes 11.74s, 2008                                 55,865
             20,000  Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                                     20,200
             90,000  Flextronics International Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                             93,150
             10,000  HCC Industries, Inc. company guaranty 10 3/4s, 2007                                             9,650
            150,000  Metromedia Fiber Network, Inc. 144A sr. notes 10s, 2008                                       161,250
             70,000  Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                         72,275
            100,000  Viasystems Inc. sr. sub notes 9 3/4s, 2007                                                     96,750
            235,000  Wavetek Corp. company guaranty 10 1/8s, 2007                                                  220,900
                                                                                                            --------------
                                                                                                                   777,065

Energy-Related (--%)
--------------------------------------------------------------------------------------------------------------------------
             60,000  Calpine Corp. sr. notes 7 7/8s, 2008                                                           60,600
             60,000  CMS Energy Corp. sr. notes 6 3/4s, 2004                                                        58,883
            130,000  York Power Funding 144A notes 12s, 2007 (Cayman Islands)                                      130,650
                                                                                                            --------------
                                                                                                                   250,133

Entertainment (1.0%)
--------------------------------------------------------------------------------------------------------------------------
             40,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                            39,400
             47,000  Aztar Corp. sr. sub. notes 11s, 2002                                                           48,058
            300,000  Cinemark USA, Inc. sr. sub. notes Ser. D, 9 5/8s, 2008 (Mexico)                               312,000
             60,000  Cinemark USA, Inc. sr. sub. notes 8 1/2s, 2008 (Mexico)                                        60,000
          1,410,000  Disney (Walt) Co. med. term notes 5.62s, 2008                                               1,346,423
            150,000  ITT Corp. notes 6 3/4s, 2005                                                                  140,835
             30,000  Premier Parks, Inc. sr. notes Ser. A, 12s, 2003                                                32,175
             75,000  Premier Parks, Inc. sr. notes 9 1/4s, 2006                                                     78,375
            100,000  SFX Entertainment, Inc. 144A company guaranty Ser. B,
                       9 1/8s, 2008                                                                                103,500
             40,000  Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005                                              19,200
            185,000  Six Flags Corp. sr. sub. notes 12 1/4s, 2005                                                  205,350
            615,000  Time Warner Entertainment Co. (L.P.) notes 8 7/8s, 2012                                       737,324
          2,385,000  Time Warner Entertainment Co. sr. notes 8 3/8s, 2033                                        2,797,056
             70,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                             61,425
          3,305,000  Viacom, Inc. sr. notes 7 3/4s, 2005                                                         3,500,987
                                                                                                            --------------
                                                                                                                 9,482,108

Environmental Control (--%)
--------------------------------------------------------------------------------------------------------------------------
            240,000  Allied Waste Industries, Inc. company guaranty
                       Ser. B, 7 7/8s, 2009                                                                        234,600

Food and Beverages (--%)
--------------------------------------------------------------------------------------------------------------------------
             30,000  Ameriserve Food Co. company guaranty 8 7/8s, 2006                                              27,825
             10,000  Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                         10,838
             50,000  Aurora Foods, Inc. 144A sr. sub. notes Ser. D, 9 7/8s, 2007                                    54,188
             25,000  Signature Brands Ltd. sr. sub. notes 13s, 2002 (Canada)                                        27,625
             80,000  Triarc Consumer Products, Inc. 144A sr. sub. notes
                       10 1/4s, 2009                                                                                80,600
                                                                                                            --------------
                                                                                                                   201,076

Gaming (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            250,000  Argosy Gaming Co. company guaranty 13 1/4s, 2004                                              283,125
             25,000  Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                                  25,813
             40,000  Circus Circus Enterprises, Inc. sr. notes 6.45s, 2006                                          37,324
             30,000  Harrahs Entertainment, Inc. company guaranty 7 1/2s, 2009                                      30,120
            110,000  Hollywood Park, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                                      113,575
             50,000  Hollywood Park, Inc. 144A sr. sub. notes 9 1/4s, 2007                                          51,625
             20,000  Isle of Capri Black Hawk LLC 144A 1st mtge. Ser. B, 13s, 2004                                  22,200
          1,285,000  Mashantucket Pequot Tribe 144A bonds Ser. A,
                       Financial Security Assurance (FSA), 6.57s, 2013                                           1,252,361
             20,000  Mohegan Tribal Gaming, Auth. 144A sr. sub. notes 8 3/4s, 2009                                  20,700
             80,000  Mohegan Tribal Gaming, Auth. 144A sr. notes 8 1/8s, 2006                                       81,600
             60,000  Park Place Entertainment sr. sub. notes 7 7/8s, 2005                                           58,800
                                                                                                            --------------
                                                                                                                 1,977,243

Health Care (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            140,000  Columbia/HCA Healthcare Corp. med. term notes
                       9s, 2014                                                                                    139,076
             30,000  Columbia/HCA Healthcare Corp. deb. 8.36s, 2024                                                 28,435
             30,000  Columbia/HCA Healthcare Corp. med. term notes
                       6.63s, 2045                                                                                  28,343
            105,000  Conmed Corp. company guaranty 9s, 2008                                                        106,575
             70,000  Extendicare Health Services, Inc. company guaranty 9.35s, 2007                                 53,200
             40,000  Hudson Respiratory Care, Inc. sr. sub. notes 9 1/8s, 2008                                      32,500
            105,000  Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s, 2007                           75,600
            150,000  Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008                          102,000
             50,000  Mariner Post-Acute Network, Inc. sr. sub. notes
                       stepped-coupon Ser. B, zero % (10 1/2s, 11/1/02), 2007 (STP)                                 18,500
            180,000  Mariner Post-Acute Network, Inc. sr. sub. notes
                       Ser. B, 9 1/2s, 2007                                                                         93,600
            150,000  MedPartners, Inc. sr. notes 7 3/8s, 2006                                                      126,000
            240,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007                                                  187,200
             20,000  Paragon Corp. Holdings, Inc. company guaranty
                       Ser. B, 9 5/8s, 2008                                                                         12,000
             75,000  Quorum Health Group, Inc. sr. sub. notes 8 3/4s, 2005                                          75,000
            110,000  Sun Healthcare Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                                 27,500
             40,000  Sun Healthcare Group, Inc. 144A sr. sub. notes 9 3/8s, 2008                                     8,800
            150,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                            151,500
             55,000  Triad Hospitals Holdings 144A sr. sub. notes 11s, 2009                                         55,671
                                                                                                            --------------
                                                                                                                 1,321,500

Insurance and Finance (8.5%)
--------------------------------------------------------------------------------------------------------------------------
             40,000  Advanta Corp. med. term notes Ser. B, 7s, 2001                                                 36,380
            140,000  Advanta Corp. med. term notes Ser. D, 6.92s, 2002                                             121,930
          1,495,000  AFC Capital Trust company guaranty Ser. B, 8.207s, 2027                                     1,609,457
          1,225,000  AFLAC, Inc. 144A sr. notes 6 1/2s, 2009                                                     1,209,136
            605,000  American General Institute 144A company guaranty
                       8 1/8s, 2046                                                                                667,811
            565,000  Associates First Capital Corp. sub. deb. 8.15s, 2009                                          631,094
          2,415,000  BankAmerica Corp. sr. notes 5 7/8s, 2009                                                    2,317,748
          1,630,000  Bank United term notes 8s, 2009                                                             1,628,892
            990,000  Bombardier Capital Inc. 144A notes 6s, 2002                                                   983,862
          1,415,000  Capital One Financial Corp. notes 7 1/4s, 2006                                              1,417,179
            185,000  Capital One Financial Corp. notes 7 1/4s, 2003                                                184,767
             75,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2008                                           75,750
             35,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005                                           35,350
            935,000  Citicorp sub. notes 6 3/8s, 2008                                                              929,895
            950,000  Colonial Bank sub. notes 8s, 2009                                                             927,685
             15,000  Colonial Capital II 144A company guaranty 8.92s, 2027                                          14,304
            775,000  Conseco Inc. med. term notes 6 1/2s, 2002                                                     742,706
             10,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                                     7,025
             30,000  Contifinancial Corp. sr. notes 8 1/8s, 2008                                                    22,800
            150,000  Contifinancial Corp. sr. notes 7 1/2s, 2002                                                   118,500
          1,045,000  Countrywide Home Loan Corp. company guaranty
                       6.935s, 2007                                                                              1,067,750
             10,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                                    8,150
          1,050,000  Dime Bancorp, Inc. sr. notes 6 3/8s, 2001                                                   1,042,010
             10,000  Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                         10,727
            255,000  DTI Holdings Inc. sr. disc. notes, stepped-coupon Ser. B,
                       zero % (12 1/2s, 03/01/03), 2008 (STP)                                                       99,450
          1,895,000  Executive Risk Capital Trust company guaranty
                       Ser. B, 8.675s, 2027                                                                      2,016,545
            515,000  Finova Capital Corp. notes 6 1/4s, 2002                                                       517,235
          1,445,000  Finova Capital Corp. med. term notes 6.11s, 2003                                            1,443,642
          1,150,000  First Citizens Bank Capital Trust I company guaranty
                       8.05s, 2028                                                                               1,115,500
            470,000  Firstar Bank Milwaukee sr. bank notes 6 1/4s, 2002                                            474,362
          1,070,000  Firstar Capital Trust I company guaranty Ser. B, 8.32s, 2026                                1,110,179
            520,000  Florida Windstorm Underwriting Association 144A sec. notes
                       Municipal Bond Investors Assurance Corporation (MBIA),
                       7 1/8s, 2019                                                                                531,960
            402,000  Ford Motor Credit Corp. sr. notes 6s, 2003                                                    402,748
          1,675,000  Ford Motor Credit Corp. sr. notes 5.8s, 2009                                                1,598,017
            190,000  Ford Motor Credit Corp. notes 5 1/8s, 2001                                                    187,264
            750,000  Fuji JGB Inv. LLC 144A FLIRB 9.87s, 2049 (Japan)                                              701,250
          2,325,000  General Motors Acceptance Corp. sr. unsub. 5.85s, 2009                                      2,223,026
              5,000  Greenpoint Capital Trust I company guaranty 9.1s, 2027                                          5,193
            520,000  Hartford Life, Inc. deb. 7.65s, 2027                                                          562,676
            805,000  Household Finance Corp. notes 6 1/2s, 2008                                                    800,806
            950,000  Household Finance Corp. sr. unsub. 5 7/8s, 2009                                               901,531
          1,085,000  Imperial Bank sub. notes 8 1/2s, 2009                                                       1,083,644
            980,000  Lehman Brothers Holdings, Inc. notes 6 5/8s, 2004                                             982,695
          1,675,000  Lehman Brothers Holdings, Inc. med. term notes 6.4s, 1999                                   1,682,923
          1,740,000  Lehman Brothers Holdings, Inc. notes 6 1/4s, 2003                                           1,727,246
          1,015,000  Markel Capital Trust I company guaranty Ser. B, 8.71s, 2046                                   968,818
            785,000  Money Store, Inc. notes 8.05s, 2002                                                           830,200
            250,000  Nationwide Credit Inc. sr. notes Ser. A, 10 1/4s, 2008                                        135,000
          1,035,000  Newcourt Credit Group, Inc. 144A company guaranty
                       7 1/8s, 2003                                                                              1,072,571
            980,000  Newcourt Credit Group, Inc. 144A notes 6 7/8s, 2005                                         1,003,334
             25,000  North Fork Capital Trust I company guaranty 8.7s, 2026                                         26,162
            720,000  Norwest Corp. med. term sr. notes Ser. J, 6 3/4s, 2027                                        708,278
              5,000  Ocwen Financial Corp. notes 11 7/8s, 2003                                                       4,475
            470,000  Orange Cogen Funding 144A company guaranty 8.175s, 2022                                       494,017
          1,630,000  Paine Webber Group, Inc. sr. notes 6.55s, 2008                                              1,588,908
          1,605,000  Paine Webber Group, Inc. sr. med. term notes 6.52s, 2005                                    1,584,938
          1,935,000  Peoples Bank-Bridgeport sub. notes 7.2s, 2006                                               1,868,978
            325,000  Peoples Heritage Capital Trust company guaranty
                       Ser. B, 9.06s, 2027                                                                         317,756
          1,335,000  Phoenix Home Life Mutual Insurance Co. 144A notes
                       6.95s, 2006                                                                               1,326,883
            875,000  Presidential Life Corp. sr. notes 7 7/8s, 2009                                                875,000
          2,010,000  Provident Companies, Inc. bonds 7.405s, 2038                                                2,003,347
             35,000  PRT Funding Corp. sr. notes 11 5/8s, 2004 (In default)                                         15,706
          1,290,000  Prudential Insurance Co. 144A 6 7/8s, 2003                                                  1,302,410
             20,000  PX Escrow Corp. sr. disc. notes stepped-coupon zero %
                       (9 5/8s, 2/1/02), 2006 (STP)                                                                 12,200
             90,000  RBF Finance 144A company guaranty 11 3/8s, 2009                                                94,950
            200,000  RBF Finance 144A company guaranty 11s, 2006                                                   209,000
             15,000  Riggs Capital Trust 144A bonds 8 5/8s, 2026                                                    14,607
          2,500,000  Riggs National Corp. sub. deb. 8 1/2s, 2006                                                 2,602,650
          1,425,000  Salomon, Inc. sr. notes 7.3s, 2002                                                          1,479,321
          1,100,000  Salton Sea Funding Corp. company guaranty Ser. E, 8.3s, 2011                                1,160,610
          2,000,000  Scotland International Finance Co. B.V. 144A sub. notes
                       8.85s, 2006 (Netherlands)                                                                 2,236,140
          2,535,000  Sears Roebuck Acceptance Corp. notes 6 1/2s, 2028                                           2,321,705
          1,430,000  Sovereign Bancorp, Inc. sr. notes 6 5/8s, 2001                                              1,431,244
             20,000  Sovereign Capital Trust company guaranty 9s, 2027                                              19,877
            570,000  Sprint Capital Corp. company guaranty 6.9s, 2019                                              561,518
          2,040,000  Sprint Capital Corp. company guaranty 6 1/8s, 2008                                          1,975,618
          1,085,000  Sprint Capital Corp. company guaranty 5.7s, 2003                                            1,065,926
            985,000  St. Paul Bancorp sr. notes 7 1/8s, 2004                                                       978,932
            585,000  State Street Institution 144A company guaranty 7.94s, 2026                                    609,055
          1,965,000  Sun Life Canada Capital Trust 144A 8.526s, 2049                                             2,046,292
          1,955,000  Tig Capital Trust I 144A bonds 8.597s, 2027                                                 1,734,437
            715,000  Transamerica Capital III bonds 7 5/8s, 2037                                                   737,358
          1,235,000  Trenwick Capital Trust I company guaranty 8.82s, 2037                                       1,157,393
            175,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                                176,339
          1,500,000  Webster Financial Corp. sr. notes 8 3/4s, 2000                                              1,528,755
          1,275,000  Zurich Capital Trust I 144A company guaranty 8.376s, 2037                                   1,351,067
                                                                                                            --------------
                                                                                                                77,610,575

Medical Supplies and Devices (--%)
--------------------------------------------------------------------------------------------------------------------------
             55,000  ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                                     55,688
             25,000  Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s, 2006                                  27,875
             80,000  Mediq, Inc. deb. stepped-coupon zero %, (13s, 6/1/03) 2009 (STP)                               32,000
                                                                                                            --------------
                                                                                                                   115,563

Metals and Mining (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            150,000  AK Steel Corp. sr. notes 9 1/8s, 2006                                                         159,000
             40,000  AK Steel Corp. 144A sr. notes 7 7/8s, 2009                                                     39,900
             50,000  Ameristeel Corp. company guaranty Ser. B, 8 3/4s, 2008                                         51,000
             30,000  Anker Coal Group, Inc. sr. notes Ser. B, 9 3/4s, 2007
                       (In default) (NON)                                                                           15,000
            140,000  California Steel Industries 144A sr. notes 8 1/2s, 2009                                       143,150
             95,000  Continental Global Group sr. notes Ser. B, 11s, 2007                                           87,400
            140,000  Lodestar Holdings, Inc. company guaranty 11 1/2s, 2005                                        109,200
            350,000  National Steel Corp. 144A 1st mtge. 9 7/8s, 2009                                              368,375
             30,000  WHX Corp. sr. notes 10 1/2s, 2005                                                              30,000
                                                                                                            --------------
                                                                                                                 1,003,025

Oil and Gas (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,675,000  Coastal Corp. bonds 6.95s, 2028                                                             1,625,119
            930,000  Conoco, Inc. sr. notes 6.95s, 2029                                                            909,038
             65,000  Eagle Geophysical, Inc. company guaranty Ser. B, 10 3/4s, 2008                                 39,000
            560,000  Enron Corp. notes 6.4s, 2006                                                                  557,984
            659,736  Express Pipeline Ltd. 144A sub. notes Ser. B, 7.39s, 2019
                       (Canada)                                                                                    594,759
             70,000  Gulf Canada Resources, Ltd. sr. notes 8 3/8s, 2005 (Canada)                                    71,225
            970,000  Gulf Canada Resources, Ltd. sr. notes 8.35s, 2006 (Canada)                                    971,174
          1,120,000  KN Capital Trust III company guaranty 7.63s, 2028                                           1,088,192
            440,000  KN Energy, Inc. sr. notes 6.45s, 2003                                                         444,488
          1,555,000  Norsk Hydro ASA notes 6.36s, 2009 (Norway)                                                  1,520,277
             60,000  Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                                       61,200
             90,000  Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                       88,200
            300,000  Petro Geo-Services AS ADR notes 7 1/2s, 2007 (Norway)                                         311,286
          1,505,000  Petro Geo-Services sr. notes 7 1/8s, 2028 (Norway)                                          1,424,979
            960,000  Statoil 144A notes 6 1/2s, 2028 (Norway)                                                      901,786
             81,000  TransTexas Gas Corp. sr. sub. notes Ser. D, 13 3/4s, 2001
                       (In default) (NON)                                                                            4,050
          1,950,000  Union Oil Company of California company guaranty
                       7 1/2s, 2029                                                                              2,013,999
                                                                                                            --------------
                                                                                                                12,626,756

Packaging and Containers (--%)
--------------------------------------------------------------------------------------------------------------------------
             15,000  AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                               15,600
            210,000  Packaging Corp. 144A sr. sub. notes 9 5/8s, 2009                                              216,300
             20,000  Radnor Holdings Inc. sr. notes 10s, 2003                                                       21,100
                                                                                                            --------------
                                                                                                                   253,000

Paper and Forest Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             10,000  Boise Cascade Co. med. term notes Ser. A, 7.43s, 2005                                           9,582
            190,000  Pacifica Papers, Inc. 144A sr. notes 10s, 2009 (Canada)                                       197,600
             40,000  Republic Group, Inc. sr. sub. notes 9 1/2s, 2008                                               41,000
            200,000  Riverwood International Corp. company guaranty 10 5/8s, 2007                                  212,000
             70,000  Riverwood International Corp. company guaranty 10 1/4s, 2006                                   72,800
            190,000  Tembec Industries, Inc. company guaranty 8 5/8s, 2009 (Canada)                                196,650
                                                                                                            --------------
                                                                                                                   729,632

Pharmaceuticals and Biotechnology (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            150,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                         154,875
            825,000  Monsanto Co. 144A deb. 6.6s, 2028                                                             786,167
                                                                                                            --------------
                                                                                                                   941,042

Publishing (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             50,000  American Media Operation, Inc. 144A sr. sub. notes
                       10 1/4s, 2009                                                                                50,655
            140,000  Garden State Newspapers, Inc. sr. sub. notes
                       Ser. B, 8 3/4s, 2009                                                                        141,050
            160,000  Garden State Newspapers 144A sr. sub. notes
                       8 5/8s, 2011                                                                                162,400
          1,380,000  News America Holdings, Inc. deb. 7 3/4s, 2045                                               1,422,752
            700,000  News America Holdings, Inc. deb. 7.7s, 2025                                                   730,163
             20,000  Perry-Judd company guaranty 10 5/8s, 2007                                                      19,850
             10,000  Von Hoffman Press, Inc. 144A sr. sub. notes 10 3/8s, 2007                                      10,400
                                                                                                            --------------
                                                                                                                 2,537,270

Real Estate (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,005,000  Avalon Properties, Inc. notes 6 7/8s, 2007 (R)                                                991,724
            920,000  Avalon Properties, Inc. notes 6 5/8s, 2005 (R)                                                908,206
          1,335,000  EOP Operating L.P. notes 6.8s, 2009                                                         1,306,204
            360,000  EOP Operating L.P. sr. notes 6 3/4s, 2008                                                     351,792
            490,000  EOP Operating L.P. notes 6 3/8s, 2002                                                         489,187
             70,000  Epic Resorts LLC company guaranty Ser. B, 13s, 2005                                            65,100
          1,590,000  Equity Residential Properties notes 6.63s, 2005                                             1,565,498
            650,000  OMEGA Healthcare Investors, Inc. notes 6.95s, 2007 (R)                                        561,828
            860,000  OMEGA Healthcare Investors, Inc. notes 6.95s, 2002                                            837,993
             60,000  Starwood Hotels & Resorts notes 6 3/4s, 2003                                                   55,894
             40,000  Tanger Properties Ltd. partnership gtd. notes 8 3/4s, 2001                                     39,968
                                                                                                            --------------
                                                                                                                 7,173,394

Restaurants (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            670,000  Tricon Global Restaurants, Inc. sr. notes 7.45s, 2005                                         684,298

Retail (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            975,000  Federated Department Stores, Inc. sr. notes 8 1/2s, 2003                                    1,058,636
             40,000  Home Interiors & Gifts, Inc. company guaranty 10 1/8s, 2008                                    40,600
             60,000  K mart Corp. med. term notes 7.55s, 2004                                                       58,442
             40,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                     42,100
            115,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                      98,038
                                                                                                            --------------
                                                                                                                 1,297,816

Satellite Services (--%)
--------------------------------------------------------------------------------------------------------------------------
            100,000  Golden Sky Systems company guaranty Ser. B, 12 3/8s, 2006                                     112,500

Telecommunications (1.4%)
--------------------------------------------------------------------------------------------------------------------------
            560,000  AirTouch Communications, Inc. notes 6.65s, 2008                                               569,643
          1,260,000  AT&T Capital Corp. med. term notes 6.6s, 2005                                               1,278,459
            230,000  BTI Telecom Corp. sr. notes 10 1/2s, 2007                                                     214,475
             25,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon zero %
                       (13 1/4s, 12/1/99), 2004 (Canada) (STP)                                                      25,688
             20,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon zero %
                       (9.27s, 8/15/02), 2007 (Canada) (STP)                                                        14,100
            170,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon zero %
                       (8.94s, 8/15/03), 2008 (Canada) (STP)                                                       110,500
             70,000  Call-Net Enterprises Inc. sr. notes 8s, 2008 (Canada)                                          67,550
             70,000  CapRock Communications Corp. sr. notes Ser. B, 12s, 2008                                       74,025
             40,000  Colt Telecommunications Group PLC sr. disc. notes
                       stepped-coupon zero % (12s, 12/15/01), 2006
                       (United Kingdom) (STP)                                                                       34,200
            220,000  Covad Communications Group, Inc. 144A sr. notes
                       12 1/2s, 2009                                                                               223,300
            150,000  Dial Call Communications, Inc. sr. disc. notes Ser. B,
                       10 1/4s, 2005 (STP)                                                                         155,625
            170,000  Econophone, Inc. 144A notes stepped-coupon zero %
                       (11s, 2/15/03), 2008 (STP)                                                                   95,625
             20,000  Esprit Telecom Group PLC sr. notes 11 1/2s, 2007
                       (United Kingdom)                                                                             21,550
             30,000  Facilicom International sr. notes Ser. B, 10 1/2s, 2008                                        23,400
            130,000  Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                               129,025
            140,000  Focal Communications Corp. sr. disc. notes, stepped-coupon
                       Ser. B, zero % (12 1/8s, 02/15/03), 2008 (STP)                                               82,600
            410,000  Global Crossing Holdings, Ltd. company guaranty
                       9 5/8s, 2008                                                                                456,125
            395,000  Hyperion Telecommunications Corp., Inc. sr. disc. notes
                       stepped-coupon Ser. B, zero % (13s, 4/15/01), 2003 (STP)                                    330,813
            110,000  Hyperion Telecommunications Corp., Inc. sr. notes Ser. B,
                       12 1/4s, 2004                                                                               119,350
            780,000  ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                       (9 7/8s, 5/1/03), 2008 (STP)                                                                483,600
            390,000  Intermedia Communications, Inc. sr. disc. notes stepped-coupon
                       Ser. B, zero % (11 1/4s, 7/15/02), 2007 (STP)                                               294,450
             90,000  Intermedia Communications, Inc. sr. notes Ser. B, 8.6s, 2008                                   89,550
             85,000  Intermedia Communications, Inc. sr. notes Ser. B, 8 1/2s, 2008                                 84,150
            665,000  International Cabletel, Inc. sr. notes stepped-coupon Ser. B,
                       zero % (11 1/2s, 2/01/01), 2006 (STP)                                                       580,213
             50,000  IXC Communications, Inc. sr. sub. notes 9s, 2008                                               50,250
             80,000  KMC Telecom Holdings, Inc. sr. disc. notes stepped-coupon
                       zero % (12 1/2s, 2/15/03), 2008 (STP)                                                        45,200
            145,000  Knology Holdings, Inc. sr. disc. notes stepped-coupon zero %,
                       (11 7/8s, 10/15/02), 2007 (STP)                                                              89,900
             10,000  L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                                  11,025
             40,000  L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                           41,850
             90,000  Logix Communications Enterprises sr. notes 12 1/4s, 2008                                       88,200
             30,000  Long Distance International, Inc. sr. notes 12 1/4s, 2008                                      21,000
             45,000  McCaw International Ltd sr. disc. notes stepped coupon zero %
                       (13s, 4/15/02), 2007 (STP)                                                                   30,150
            190,000  McLeodUSA, Inc. 144A sr. notes 8 1/8s, 2009                                                   188,100
             20,000  MetroNet Communications Corp. sr. disc. notes
                       stepped-coupon zero % (10 3/4s, 11/1/02), 2007
                       (Canada) (STP)                                                                               16,350
            210,000  MetroNet Communications Corp. 144A sr. notes 10 5/8s,
                       2008 (Canada)                                                                               246,225
            110,000  MetroNet Communications Corp. sr. disc. stepped-coupon
                       notes zero % (9.95s, 6/15/03), 2008 (Canada) (STP)                                           85,250
            100,000  Microcell Telecommunications sr. disc. notes stepped-coupon
                       Ser. B, zero % (14s, 12/1/01), 2006 (Canada) (STP)                                           84,000
            180,000  NEXTEL Communications, Inc. 144A sr. notes 12s, 2008                                          211,500
            110,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (10.65s, 9/15/02), 2007 (STP)                                                         85,800
            100,000  Nextel Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (9.95s, 2/15/03), 2008 (STP)                                                          75,000
            285,000  NEXTEL Communications, Inc. sr. disc. notes 9 3/4s, 2004 (STP)                                296,400
            120,000  NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                         126,600
             90,000  NTL Inc. 144A sr. notes 11 1/2s, 2008 (United Kingdom)                                        101,250
             75,000  NTL Inc. sr. notes Ser. B, 10s, 2007 (United Kingdom)                                          80,250
             10,000  NTL Inc. sr. notes, stepped-coupon Ser. B, zero %
                       (9 3/4s, 4/1/03), 2008 (United Kingdom) (STP)                                                 7,050
            230,000  Paramount Communications, Inc. deb. 7 1/2s, 2023                                              226,621
             60,000  Pathnet, Inc. sr. notes 12 1/4s, 2008                                                          33,600
            200,000  Price Communications Wireless, Inc. 144A sr. notes
                       9 1/8s, 2006                                                                                210,500
            200,000  Primus Telecommunications Group, Inc. sr. notes 11 3/4s, 2004                                 210,000
             30,000  Primus Telecommunications Group, Inc. sr. notes Ser. B,
                       9 7/8s, 2008                                                                                 29,550
            195,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (9.47s, 10/15/02), 2007 (STP)                                         158,980
            200,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (8.29s, 2/1/03), 2008 (STP)                                           154,524
             30,000  RCN Corp. sr. disc. notes stepped-coupon, zero %
                       (11 1/8s, 10/15/02), 2007 (STP)                                                              20,775
             30,000  RSL Communications, Ltd. company guaranty 9 1/8s, 2008                                         29,250
             80,000  Startec Global Communications Corp. sr. notes 12s, 2008                                        72,400
          2,785,000  TCI Communications Inc. deb. 8 3/4s, 2015                                                   3,340,524
            260,000  TCI Communications Inc. sr. notes 7 1/8s, 2028                                                266,825
             30,000  Telecom Tech, Inc. company guaranty 9 3/4s, 2008                                               30,300
             40,000  Telehub Communications Corp. company guaranty
                       stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                         27,600
            370,000  Time Warner Telecom Inc. sr. notes 9 3/4s, 2008                                               399,600
             85,000  United International Holdings sr. disc. notes stepped-coupon
                       Ser. B, zero % (10 3/4s, 2/15/03), 2008 (STP)                                                58,225
             40,000  Versatel Telecom B.V. sr. notes 13 1/4s, 2008 (Netherlands)                                    43,200
                                                                                                            --------------
                                                                                                                12,851,840

Telephone Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             20,000  OnePoint Communications Corp. 144A sr. notes 14 1/2s, 2008                                     10,200
            725,000  U S West, Inc. notes 5 5/8s, 2008                                                             690,323
                                                                                                            --------------
                                                                                                                   700,523

Textiles (--%)
--------------------------------------------------------------------------------------------------------------------------
             60,000  Day International Group, Inc. company guaranty 9 1/2s, 2008                                    57,600
            100,000  Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                               77,000
             15,000  Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                          15,300
             40,000  Polymer Group, Inc. company guaranty Ser. B, 8 3/4s, 2008                                      40,400
                                                                                                            --------------
                                                                                                                   190,300

Transportation (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          1,410,000  Atlas Air, Inc. pass-through certificates Ser. 991A, 7.2s, 2019                             1,414,935
          1,270,000  Burlington Northern Santa Fe notes 6 3/8s, 2005                                             1,278,877
             30,000  Calair LLC company guaranty 8 1/8s, 2008                                                       28,566
             60,000  Canadian Airlines Corp. sr. sec. notes 10s, 2005 (Canada)                                      43,500
            100,000  Continental Airlines, Inc. sr. notes 9 1/2s, 2001                                             104,500
          1,671,339  Continental Airlines, Inc. pass-through certificates Ser. 981C,
                       6.541s, 2008                                                                              1,669,701
          1,130,000  CSX Corp. deb. 7.95s, 2027                                                                  1,229,440
             35,000  Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s, 2003
                       (Greece)                                                                                     33,425
             20,000  Hermes Europe Railtel 144A sr. notes 11 1/2s, 2007
                       (Netherlands)                                                                                21,900
             45,000  International Shipholding Corp. sr. notes 9s, 2003                                             45,619
            260,000  International Shipholding Corp. sr. notes 7 3/4s, 2007                                        249,600
             40,000  Johnstown America Industries, Inc. company guaranty
                       Ser. C, 11 3/4s, 2005                                                                        43,400
             50,000  Kitty Hawk, Inc. company guaranty 9.95s, 2004                                                  50,625
             20,000  MC Shipping, Inc. sr. notes Ser. B, 11 1/4s, 2008                                              13,400
             30,000  MCII Holdings sec. notes, stepped-coupon zero %
                       (15s,11/15/99), 2002 (STP)                                                                   27,000
          2,060,000  Northwest Airlines Corp. pass-through certificate,
                       Ser. 99-1A, 6.81s, 2020                                                                   2,035,404
                                                                                                            --------------
                                                                                                                 8,289,892

Utilities (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,005,000  Arizona Public Service Co. sr. notes 6 3/4s, 2006                                           1,035,813
            150,000  Cleveland Electric Illuminating Co. 1st mtge 6.86s, 2008                                      150,810
            395,000  Connecticut Light & Power Co. 1st mtge. Ser. A, 7 7/8s, 2001                                  406,913
            305,000  Edison Mission Energy 144A company guaranty 7.33s, 2008                                       311,957
             25,000  El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                                              27,882
          1,910,000  El Paso Electric Co. 1st mtge. Ser. B, 7 3/4s, 2001                                         1,954,006
            780,000  GTE Corp. deb. 6.46s, 2008                                                                    789,360
             35,000  Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                                               39,633
            493,707  Midland Funding Corp. I deb. Ser. C-94, 10.33s, 2002                                          523,171
             80,000  Niagara Mohawk Power Corp. med. term notes 9.95s, 2000                                         82,803
             50,000  Niagara Mohawk Power Corp. sr. notes Ser. F, 7 5/8s, 2005                                      51,526
             49,174  Northeast Utilities System notes Ser. A, 8.58s, 2006                                           49,756
            582,533  Northeast Utilities System notes Ser. B, 8.38s, 2005                                          587,234
          1,307,000  Public Service Co. of New Mexico deb. 10 1/4s, 2012                                         1,504,854
          1,685,000  Texas New-Mexico Power Utilities 1st mtge. 9 1/4s, 2000                                     1,757,961
          1,300,000  Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015                                      1,376,336
          1,360,000  Texas Utilities Electric Capital Trust V company guaranty
                       8.175s, 2037                                                                              1,390,831
                                                                                                            --------------
                                                                                                                12,040,846

Wireless Communications (--%)
--------------------------------------------------------------------------------------------------------------------------
             90,000  Telecorp PCS Inc. 144A sr. disc. notes stepped-coupon zero %,
                       (11 5/8s, 4/15/04), 2009 (STP)                                                               50,625
                                                                                                            --------------
                     Total Corporate Bonds and Notes (cost $187,987,243)                                    $  186,746,710

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (16.7%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

U.S. Government Agency Mortgage Obligations (8.1%)
--------------------------------------------------------------------------------------------------------------------------
     $    5,427,041  Federal Home Loan Mortgage Corp. 5 1/2s, with due dates
                       from March 1, 2011 to April 1, 2011                                                  $    5,271,013
                     Federal National Mortgage Association
                       Pass-Through Certificates
          1,978,633    7s, Dwarf, with due dates from March 1, 2007 to
                       May 1, 2011                                                                               2,021,294
          4,892,269    6 1/2s, with due dates from May 1, 2026 to
                       February 15, 2029                                                                         4,860,763
          1,100,640    6 1/2s, Dwarf, with due dates from September 1, 2010 to
                       April 1, 2013                                                                             1,109,578
          9,364,803    6s, Dwarf, with due dates from April 1, 2013 to
                       December 1, 2013                                                                          9,276,960
          2,811,000    5 1/8s, with due date of February 13, 2004                                                2,747,753
                     Government National Mortgage Association
            325,000    6 1/2s, TBA, May 15, 2029                                                                   322,865
                     Government National Mortgage Association
                       Pass- Through Certificates
         18,890,349    8s, with due dates from June 15, 2025 to January 15, 2029                                19,684,419
         15,666,876    7s, with due dates from April 15, 2023 to
                       December 15, 2028                                                                        15,915,718
         12,849,758    6 1/2s, with due dates from July 15, 2023 to
                       March 15, 2029                                                                           12,779,496
                                                                                                            --------------
                                                                                                                73,989,859

U.S. Treasury Obligations (8.6%)
--------------------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Bonds
          1,356,000    5 1/2s, August 15, 2028                                                                   1,292,227
          2,750,000    5 1/4s, February 15, 2029                                                                 2,581,563
          1,875,000    5 1/4s, November 15, 2028                                                                 1,734,956
                     U.S. Treasury Notes
          1,485,000    5 7/8s, February 15, 2004                                                                 1,524,219
          1,075,000    5 7/8s, September 30, 2002 (SEG)                                                          1,097,167
          4,655,000    5 5/8s, May 15, 2008                                                                      4,724,825
         18,260,000    5 1/2s, May 31, 2003                                                                     18,416,853
            165,000    5 1/2s, March 31, 2003                                                                      166,470
          8,890,000    4 7/8s, March 31, 2001                                                                    8,856,663
          8,346,000    4 3/4s, November 15, 2008                                                                 7,971,682
         18,231,000    4 3/4s, February 15, 2004                                                                17,872,032
          6,970,000    4 5/8s, December 31, 2000                                                                 6,919,886
          5,350,000    4 1/4s, November 15, 2003                                                                 5,138,515
                                                                                                            --------------
                                                                                                                78,297,058
                                                                                                            --------------
                     Total U.S. Government and Agency Obligations
                       (cost $151,850,579)                                                                  $  152,286,917

CONVERTIBLE BONDS AND NOTES (2.6%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

Advertising (--%)
--------------------------------------------------------------------------------------------------------------------------
     $      202,000  Omnicom Group Inc. cv. sub. deb. 2 1/4s, 2013                                          $      322,443

Aerospace and Defense (--%)
--------------------------------------------------------------------------------------------------------------------------
            184,000  SPACEHAB, Inc. 144A cv. sub. notes 8s, 2007                                                   136,620

Automotive (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            195,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                                110,663
            200,000  Magna International cv. sub. deb. 5s, 2002                                                    227,000
            325,000  Tower Automotive, Inc. cv. sub. notes 5s, 2004                                                343,281
                                                                                                            --------------
                                                                                                                   680,944

Business Equipment and Services (--%)
--------------------------------------------------------------------------------------------------------------------------
            151,000  National Data Corp. cv. sub. notes 5s, 2003                                                   163,835
            110,000  Personnel Group of America, Inc. cv. sub. notes 5 3/4s, 2004                                   88,963
                                                                                                            --------------
                                                                                                                   252,798

Computer Services and Software (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            259,000  Aspen Technology, Inc. cv. sub. deb. 5 1/4s, 2005                                             147,792
            110,000  Aspen Technology, Inc. 144A cv. sub. deb. 5 1/4s, 2005                                         62,769
             37,000  EMC Corp. cv. sub. notes 3 1/4s, 2002                                                         178,248
            330,000  Intevac, Inc. 144A cv. sub. notes 6 1/2s, 2004                                                195,525
            737,000  Network Associates, Inc. cv. sub deb. zero %, 2018                                            213,730
            175,000  Platinum Technology International, Inc. cv. sub. notes
                       6 1/4s, 2002                                                                                163,188
            460,000  System Software Associates, Inc. cv. sub. notes 7s, 2002                                      255,875
            107,000  Vantive Corp. (The) cv. sub. notes 4 3/4s, 2002                                                72,091
          1,550,000  Western Digital Corp. 144A cv. sub. deb. zero %, 2018                                         317,750
                                                                                                            --------------
                                                                                                                 1,606,968

Computers (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            217,000  Apple Computer, Inc. cv. sub. notes 6s, 2001                                                  341,504
            134,000  Safeguard Scientifics, Inc. 144A cv. sub. notes 6s, 2006                                      380,058
            350,000  Softkey International, Inc. 144A cv. sr. notes 5 1/2s, 2000                                   360,063
            150,000  Synoptics Communications Inc. 144A cv. sub. deb. 5 1/4s, 2003                                 151,688
                                                                                                            --------------
                                                                                                                 1,233,313

Conglomerates (--%)
--------------------------------------------------------------------------------------------------------------------------
             20,000  ADT Operations, Inc. cv. sub. notes zero %, 2010                                               44,775
            150,000  Thermo Electron Corp. 144A cv. sub. deb. 4 1/4s, 2003                                         135,563
                                                                                                            --------------
                                                                                                                   180,338

Consumer Durable Goods (--%)
--------------------------------------------------------------------------------------------------------------------------
          1,120,000  Sunbeam Corp. 144A cv. sr. sub. notes zero %, 2018                                            126,000

Consumer Non Durables (--%)
--------------------------------------------------------------------------------------------------------------------------
            230,000  Standard Commercial Corp. cv. sub. deb. 7 1/4s, 2007                                          127,650

Consumer Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             16,000  America Online, Inc. cv. sub. notes 4s, 2002                                                  174,960
             65,000  At Home Corp. 144A cv. sub. deb. 0 1/2s, 2018                                                  60,775
            500,000  Boston Chicken, Inc. cv. notes LYON (Liquid Yield
                       Option Notes) zero %, 2015 (In default)                                                       2,500
            320,000  Boston Chicken, Inc. cv. sub. deb. 7 3/4s, 2004 (In default)                                   16,000
            412,000  CKE Restaurants, Inc. cv. sub. notes 4 1/4s, 2004                                             312,605
             82,000  Doubleclick, Inc. 144A cv. sub. notes 4 3/4s, 2006                                            147,600
            112,000  Interpublic Group Cos. cv. sub. notes 1.8s, 2004                                              126,700
            150,000  Loews Corp. cv. sub. notes 3 1/8s, 2007                                                       129,750
             93,000  Protection One, Inc. cv. sr. sub. notes 6 3/4s, 2003                                           81,608
                                                                                                            --------------
                                                                                                                 1,052,498

Electronics and Electrical Equipment (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            480,000  Credence Systems Corp. cv. sub. notes 5 1/4s, 2002                                            396,000
            530,000  Integrated Device Technology, Inc. cv. sub. notes 5 1/2s, 2002                                382,263
            150,000  Integrated Process Equipment Corp. 144A cv. sub. notes
                       6 1/4s, 2004                                                                                112,688
            579,000  Kent Electronics Corp. cv. sub. notes 4 1/2s, 2004                                            431,355
            350,000  Lam Research Corp. cv. sub. notes 5s, 2002                                                    300,125
             63,000  Level One Communications, Inc. cv. sub. notes 4s, 2004                                        127,575
            134,000  LSI Logic Corp. 144A cv. sub. notes 4 1/4s, 2004                                              174,200
          3,107,000  Micron Technology, Inc. cv. sub. notes 7s, 2004                                             3,087,581
            366,000  Motorola, Inc. cv. sub. deb. LYON zero %, 2013                                                344,040
            490,000  Park Electrochemical Corp. cv. sub. notes 5 1/2s, 2006                                        418,950
             58,000  Photronics, Inc. cv. sub. notes 6s, 2004                                                       63,293
            160,000  Sanmina Corp. 144A cv. sub. notes 4 1/4s, 2004                                                160,000
            261,000  Solectron Corp. 144A cv. notes zero %, 2019                                                   128,216
            340,000  Thermo Instrument Systems, Inc. 144A cv. deb. 4 1/2s, 2003                                    302,600
            282,000  Thermo Optek Corp. 144A cv. bonds 5s, 2000                                                    275,303
                                                                                                            --------------
                                                                                                                 6,704,189

Energy-Related (--%)
--------------------------------------------------------------------------------------------------------------------------
             81,000  Nabors Industries, Inc. cv. sub. notes 5s, 2006                                                95,884

Health Care (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            637,000  Alza Corp. cv. sub. LYON zero %, 2014                                                         312,926
            556,000  HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                                  465,650
            226,000  Integrated Health Services, Inc. cv. sr. sub. deb 5 3/4s, 2001                                139,555
            175,000  PhyMatrix, Inc. cv. sub. deb. 6 3/4s, 2003                                                     83,125
            110,000  Tenet Health Care Corp. cv. sub. notes 6s, 2005                                                92,400
                                                                                                            --------------
                                                                                                                 1,093,656

Information Systems (--%)
--------------------------------------------------------------------------------------------------------------------------
             98,000  Automatic Data Processing cv. deb. zero %, 2012                                               112,823
            301,000  Quantum Corp. cv. sub. 7s, 2004                                                               275,415
                                                                                                            --------------
                                                                                                                   388,238

Infrastructure (--%)
--------------------------------------------------------------------------------------------------------------------------
            255,000  Thermo Terratech, Inc. 144A cv. sub. deb. 4 5/8s, 2003                                        219,938

Insurance and Finance (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            227,000  Berkshire Hathaway, Inc. cv. sr. notes 1s, 2001                                               510,750
          1,125,000  Mutual Risk Management cv. sub. deb. zero %, 2015                                             939,808
                                                                                                            --------------
                                                                                                                 1,450,558

Medical Supplies and Devices (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            316,000  Athena Neurosciences, Inc. cv. notes 4 3/4s, 2004                                             328,640
            297,000  Centocor, Inc. cv. sub. deb. 4 3/4s, 2005                                                     320,760
            250,000  Thermo Instrument Systems, Inc. cv. company guaranty
                       Ser. RG, 4s, 2005                                                                           202,813
                                                                                                            --------------
                                                                                                                   852,213

Metals and Mining (--%)
--------------------------------------------------------------------------------------------------------------------------
            200,000  Inco Ltd. deb. 5 3/4s, 2004 (Canada)                                                          184,000
            200,000  Quanex Corp. cv. sub. deb. 6.88s, 2007                                                        200,000
                                                                                                            --------------
                                                                                                                   384,000

Oil and Gas (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            330,000  Diamond Offshore Drilling, Inc. cv. sub. notes 3 3/4s, 2007                                   355,988
            270,000  Lomak Petroleum, Inc. 144A cv. sub. deb. 6s, 2007                                             137,700
            350,000  Offshore Logistics, Inc. cv. sub. notes 6s, 2003                                              309,313
            150,000  Parker Drilling Co. cv. sub. notes 5 1/2s, 2004                                                91,688
            794,000  Pennzenergy Co. cv. deb. 4.95s, 2008                                                          839,655
            256,000  Pride International, Inc. cv. sub. deb. 6 1/4s, 2006                                          273,280
            350,000  Swift Energy Co. cv. sub. notes 6 1/4s, 2006                                                  274,313
                                                                                                            --------------
                                                                                                                 2,281,937

Pharmaceuticals (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            300,000  Roche Holdings, Inc. 144A cv. unsub. LYON zero %, 2010
                       (Switzerland)                                                                               183,000
              5,000  Sandoz Capital BVI Ltd. 144A cv. company guaranty 2s, 2002
                       (Switzerland)                                                                                 7,176
             74,000  Sepracor, Inc. 144A cv. notes 7s, 2005                                                         74,833
             96,000  Sepracor, Inc. cv. sub. deb. 6 1/4s, 2005                                                     180,840
                                                                                                            --------------
                                                                                                                   445,849

Publishing (--%)
--------------------------------------------------------------------------------------------------------------------------
            200,000  World Color Press, Inc. cv. sub. notes 6s, 2007                                               189,750

Real Estate (--%)
--------------------------------------------------------------------------------------------------------------------------
            150,000  Malan Realty Investors cv. sub. notes 9 1/2s, 2004                                            147,188

Retail (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            239,000  Costco Cos, Inc. cv. sub. notes zero %, 2017                                                  227,648
            274,000  Home Depot, Inc. cv. sub. notes 3 1/4s, 2001                                                  711,715
            180,000  Michaels Stores, Inc. cv. sub. notes 6 3/4s, 2003                                             165,150
            527,000  Office Depot, Inc. cv. LYON zero %, 2007                                                      517,778
            238,000  Pier 1 Imports, Inc. cv. sub. notes 5 3/4s, 2003                                              255,553
            103,000  Rite Aid Corp. cv. sub. notes 5 1/4s, 2002                                                    103,000
            100,000  Whole Foods Market, Inc. cv. sub. deb. zero %, 2018                                            34,625
                                                                                                            --------------
                                                                                                                 2,015,469

Satellite Services (--%)
--------------------------------------------------------------------------------------------------------------------------
            116,000  Gilat Satellite Networks Ltd. cv. sub. notes 6 1/2s, 2004 (Israel)                            157,905

Telecommunications (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            250,000  MIDCOM Communications, Inc. 144A cv. sub. deb. 8 1/4s, 2003
                       (In default)                                                                                 43,750
            800,000  Rogers Communications cv. deb. 2s, 2005                                                       604,000
                                                                                                            --------------
                                                                                                                   647,750

Transportation (--%)
--------------------------------------------------------------------------------------------------------------------------
            264,000  Continental Airlines, Inc. cv. sub. deb. 6 3/4s, 2006                                         382,470
                                                                                                            --------------
                     Total Convertible Bonds and Notes
                       (cost $24,659,386)                                                                   $   23,176,566

CONVERTIBLE PREFERRED STOCKS (2.3%) (a)
NUMBER OF SHARES                                                                                                     VALUE

Aerospace and Defense (--%)
--------------------------------------------------------------------------------------------------------------------------
              3,983  Coltec Capital Trust $2.625 cv. pfd.                                                   $      189,193

Automotive (--%)
--------------------------------------------------------------------------------------------------------------------------
              2,957  Federal-Mogul Corp. $3.50 cum. cv. pfd.                                                       159,308
              5,182  Tower Automotive Capital Trust 144A $3.375 cv. pfd.                                           250,032
                                                                                                            --------------
                                                                                                                   409,340

Basic Industrial Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
              3,965  Case Corp. $4.50 cv. cum. pfd.                                                                314,226
              6,642  Owens-Illinois, Inc. $2.375 cv. pfd.                                                          265,680
                                                                                                            --------------
                                                                                                                   579,906

Broadcasting (0.1%)
--------------------------------------------------------------------------------------------------------------------------
              1,842  Chancellor Media Corp. $3.00 cv. cum. pfd.                                                    203,081
              2,520  Comcast Corp. $3.35 cv. pfd.                                                                  189,945
              4,100  Sinclair Broadcast Group, Inc. $3.00 cv. pfd.                                                 162,975
                                                                                                            --------------
                                                                                                                   556,001

Cable Television (0.1%)
--------------------------------------------------------------------------------------------------------------------------
              1,100  Adelphia Communications Corp. Ser. D, $5.50 cv. pfd.                                          223,850
              2,497  CSC Holdings, Inc. Ser. I, $8.50 cv. pfd.                                                     285,907
                                                                                                            --------------
                                                                                                                   509,757

Chemicals (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             13,263  Monsanto Co. $2.60 cv. pfd.                                                                   588,546

Communications (0.1%)
--------------------------------------------------------------------------------------------------------------------------
              5,676  Mediaone Group, Inc. Ser. D, $2.25 cv. pfd.                                                   920,222

Computer Services and Software (0.1%)
--------------------------------------------------------------------------------------------------------------------------
              5,341  Unisys Corp. Ser. A, $3.75 cv. pfd.                                                           291,752
              7,800  Vanstar Financial Trust Corp. $3.375 cv. pfd.                                                 151,125
              2,794  Wang Laboratories, Inc. Ser. B, $3.25 cv. pfd.                                                145,288
                                                                                                            --------------
                                                                                                                   588,165

Consumer Non Durables (--%)
--------------------------------------------------------------------------------------------------------------------------
              4,900  DIMON, Inc. $2.00 cv. pfd.                                                                     27,563
              2,770  Estee Lauder Aces TR II $5.41 cv. pfd.                                                        264,535
                                                                                                            --------------
                                                                                                                   292,098

Consumer Services (--%)
--------------------------------------------------------------------------------------------------------------------------
              5,500  Metromedia International Group, Inc. $3.625 cv. cum. pfd.                                     143,688

Electronics and Electrical Equipment (0.1%)
--------------------------------------------------------------------------------------------------------------------------
              3,059  Lernout & Hauspie Speech Products N.V. 144A $2.375 cv. pfd.                                   105,536
              9,450  Pioneer Standard Electronics, Inc. 144A $3.375 cv. pfd.                                       363,825
              8,670  Sensormatic Electronics Corp. 144A $1.625 cv. pfd.                                            172,316
                                                                                                            --------------
                                                                                                                   641,677

Food and Beverages (0.1%)
--------------------------------------------------------------------------------------------------------------------------
              5,500  Dole Food Co., Inc. $2.75 cv. pfd.                                                            169,125
              1,792  Ralston Ralston Purina Co. $4.336 cv. pfd.                                                     78,624
              7,831  Wendy's Financing Ser. A, $2.50 cv. pfd.                                                      448,325
                                                                                                            --------------
                                                                                                                   696,074

Health Care (--%)
--------------------------------------------------------------------------------------------------------------------------
             15,823  MedPartners, Inc. $6.50 cv. pfd.                                                              116,695

Insurance and Finance (0.6%)
--------------------------------------------------------------------------------------------------------------------------
              5,121  Aetna Inc. $6.25 cv. pfd.                                                                     391,757
              3,887  American Bankers Insurance Group, Inc. Ser. B, $3.125 cv. pfd.                                409,107
              7,742  American General Delaware Corp. $3.00 cv. cum. pfd.                                           709,361
              6,250  American Heritage Life Investment Corp. $4.25 cv. pfd.                                        400,781
              4,637  CNB Capital Trust I $1.50 cum. cv. pfd.                                                       117,084
              4,000  CNF Trust I Ser. A, $2.50 cv. cum. pfd.                                                       242,500
             11,400  Decs Trust IV $0.91 cv. pfd.                                                                   78,375
              4,500  Devon Financing Trust $3.25 cv. pfd.                                                          263,813
              5,923  Finova Finance Trust $2.75 cv. cum. pfd.                                                      393,880
              4,957  Fleetwood Capital Trust $3.00 cv. cum. pfd.                                                   198,280
             14,400  Lincoln National Corp. $0.463 cv. cum. pfd.                                                   370,800
              5,000  Mandatory Common Exchange Trust (The) $3.625 cv. pfd.                                          22,500
              4,700  Matewan Bancshares, Inc. Ser. A, $3.75 cv. cum. pfd.                                          146,875
              4,763  National Australia Bank Ltd. $1.969 cv. pfd. (Australia)                                      161,347
              4,700  Newell Financial Trust I $2.625 cv. cum. pfd.                                                 267,313
              3,570  Penncorp Financial Group, Inc. $3.50 cv. pfd.                                                  33,915
             28,475  Philadelphia Consolidated Holding Corp. $0.534 cv. pfd.                                       270,513
              6,300  Protective Life Corp. $3.25 cv. cum. pfd.                                                     403,200
              3,450  St. Paul Capital LLC $3.00 cv. cum. pfd.                                                      185,869
              4,400  Suiza Capital Trust II $2.75 cv. pfd.                                                         160,600
              5,035  Union Planters Corp. Ser. E, $2.00 cv. cum. pfd.                                              266,855
                                                                                                            --------------
                                                                                                                 5,494,725

Medical Supplies and Devices (--%)
--------------------------------------------------------------------------------------------------------------------------
              1,388  Mckesson Corp. $2.50 cv. pfd.                                                                  77,381
              8,292  Owens & Minor Trust I 144A Ser. A, $2.688 cv. cum. pfd.                                       289,184
                                                                                                            --------------
                                                                                                                   366,565

Metals and Mining (--%)
--------------------------------------------------------------------------------------------------------------------------
             15,900  Freeport-McMoRan Copper Co., Inc. $1.75 cv. pfd.                                              300,113
              6,575  Titanium Metals Corp. $3.313 cv. pfd.                                                         136,431
                                                                                                            --------------
                                                                                                                   436,544

Oil and Gas (0.2%)
--------------------------------------------------------------------------------------------------------------------------
                235  Chesapeake Energy Corp. $3.50 cv. cum. pfd.                                                     5,346
              3,111  Evi, Inc. $2.50 cv. cum. pfd.                                                                 112,774
              5,586  Neuvo Energy Ser. A, $2.875 cv. pfd.                                                          182,243
              7,750  Tosco Financing Trust $2.875 cv. pfd.                                                         391,375
             10,620  Unocal Capital Trust $3.125 cv. cum. pfd.                                                     613,305
              1,314  Williams Companies, Inc. $1.25 cv. cum. pfd.                                                  289,573
                                                                                                            --------------
                                                                                                                 1,594,616

Packaging and Containers (--%)
--------------------------------------------------------------------------------------------------------------------------
              4,660  Sealed Air Corp. Ser. A, $2.00 cv. pfd.                                                       270,863

Paper and Forest Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             11,164  International Paper Co. $2.625 cv. pfd.                                                       569,364

Publishing (--%)
--------------------------------------------------------------------------------------------------------------------------
              6,562  Tribune Co. $1.75 cv. pfd.                                                                    187,017
                526  Tribune Co. $2.00 cv. pfd.                                                                     78,374
                                                                                                            --------------
                                                                                                                   265,391

Real Estate (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             16,768  Equity Residential Property Ser. E, $1.75 cv. pfd.                                            429,680
              2,261  Vornado Realty Trust Ser. A, $3.25 cv. cum. pfd.                                              123,790
                                                                                                            --------------
                                                                                                                   553,470

Recreation (--%)
--------------------------------------------------------------------------------------------------------------------------
              1,172  Royal Caribbean Cruises Ltd. Ser. A, $3.625 cv. cum. pfd.                                     134,634

Retail (--%)
--------------------------------------------------------------------------------------------------------------------------
                499  Ann Taylor Finance Trust $4.25 cv. cum. pfd.                                                   60,130
              1,020  CVS Auto Exchange $6.00 cv. pfd.                                                               86,318
              3,468  Dollar General Strypes Trust $3.352 cv. pfd.                                                  140,454
              4,633  K mart Financing I $3.875 cv. cum. pfd.                                                       251,340
                                                                                                            --------------
                                                                                                                   538,242

Telecommunications (0.1%)
--------------------------------------------------------------------------------------------------------------------------
              4,150  AirTouch Communications, Inc. Ser. C, $2.125 cv. cum. pfd.                                    536,906
              1,038  QUALCOMM Inc. $2.875 cum. pfd.                                                                147,915
              1,061  Qwest Trends Trust 144A $5.75 cv. pfd.                                                         78,116
                234  TCI Pacific Comm $5.00 cv. pfd.                                                                74,997
                                                                                                            --------------
                                                                                                                   837,934

Transportation (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             11,125  Union Pacific Capital Trust $3.125 cv. cum. pfd.                                              591,016

Utilities (0.3%)
--------------------------------------------------------------------------------------------------------------------------
              6,300  CalEnergy Capital Trust $3.125 cv. cum. pfd.                                                  351,225
             27,585  El Paso Energy Capital Trust $2.375 cv. pfd.                                                1,382,698
              6,051  Houston Industries, Inc. $3.22 cv. pfd                                                        712,505
              2,900  KN Energy Inc. $3.55 cv. pfd.                                                                  92,438
              3,000  Nipsco $3.875 cv. pfd.                                                                        153,000
                400  Texas Utilities Co. $0.205 cv. pfd.                                                            17,450
                                                                                                            --------------
                                                                                                                 2,709,316
                                                                                                            --------------
                     Total Convertible Preferred Stocks (cost $20,943,203)                                  $   20,594,042

COLLATERALIZED MORTGAGE OBLIGATIONS (2.3%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $       22,347  Chase Mortgage Finance Corp. Ser. 93-3, Class B13,
                       7.461s, 2024                                                                         $       21,371
                     Commercial Mortgage Acceptance Corp.
            240,000    Ser. 97-ML1, Class D, 7.11s, 2030                                                           236,738
          1,040,000    Ser. 97-ML1, Class A3, 6.57s, 2007                                                        1,051,050
          1,560,000    Ser. 98-C2, Class A2, 6.03s, 2008                                                         1,530,994
            366,943  First Union-Lehman Brothers -- Bank of America Ser. 98-C2,
                       Class A1, 6.28s, 2007                                                                       368,691
                     First Union-Lehman Brothers Commercial Mortgage Co.
            290,000    Ser. 97-C2, Class D, 7.12s, 2012                                                            277,494
            620,000    Ser. 97-C2, Class A3, 6.65s, 2008                                                           628,380
         28,678,021    Ser. 98-C2, Interest only (IO), 0.816s, 2028                                              1,130,317
                     Freddie Mac Strip
          1,681,788    Ser. 192, IO, 6 1/2s, 2028                                                                  468,891
          5,502,937    Ser. 299, class 2, IO, 6 1/2s, 2028                                                       1,564,898
            482,240    Ser. 176, Principal only (PO), zero %, 2026                                                 373,209
          1,641,771    Ser. 177, PO, zero %, 2026                                                                1,270,577
          2,022,534    Ser. 188, IO, zero %, 7 1/2s, 2027                                                          435,793
            740,000  GE Capital Mtg. Services, Inc. Ser. 98-24, Class A5, 6 3/4s, 2028                             735,878
                     GMAC Commercial Mortgage Securities Inc.
          1,190,000    Ser. 98-C1, Class E, 7.153s, 2011                                                         1,159,599
          3,473,635    Ser. 98-C2, Class A2, 6.42s, 2008                                                         3,472,685
          1,715,000    Ser. 99-C1, Class A2, 6.135s, 2033                                                        1,681,236
            540,000  GS Mortgage Securities Corp. II Ser. 98-GLII, Class D,
                       7.191s, 2031                                                                                516,544
                     Housing Securities Inc.
            303,855    Ser. 91-B, Class B6, 9s, 2006                                                               303,285
            421,807    Ser. 93-F, Class F9M2, 7s, 2023                                                             418,644
              1,099    Ser. 93-J, Class J4, 6.66s, 2009                                                                998
            131,426    Ser. 94-1, Class AB1, 6 1/2s, 2009                                                          117,133
          2,377,723  Merrill Lynch Mortgage Investors, Inc. Ser. 98-C2, IO,
                       1.587s, 2030                                                                                181,183
                     Morgan Stanley Capital I
            545,000    Ser. 96-WF1, Class A2, 7.218s, 2006                                                         564,586
            305,000    Ser. 98-XL1, Class E, 6.989s, 2030                                                          297,947
          4,360,720  Mortgage Capital Funding, Inc. Ser. 97-MC2,
                       Class X, IO, 1.368s, 2012                                                                   323,477
            573,188  Prudential Home Mortgage Securities Ser. 92-25,
                       Class B3, 8s, 2022                                                                          579,636
                     Prudential Home Mortgage Securities 144A
            171,346    Ser. 94-31, Class B3, 8s, 2009                                                              171,025
             14,242    Ser. 93-E, Class 5B, 7.394s, 2023                                                            12,418
             24,304    Ser. 93-D, Class 2B, 7.108s, 2023                                                            24,182
            975,000  Residential Asset Securitization Trust, Ser. 98-A12,
                       Class A14, 8s, 2028                                                                       1,021,617
                                                                                                            --------------
                     Total Collateralized Mortgage Obligations (cost $21,100,011)                           $   20,940,476

FOREIGN GOVERNMENT BONDS AND NOTES (0.6%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    3,555,000  Ontario (Province of) sr. unsub. 5 1/2s, 2008 (Canada)                                 $    3,416,533
          2,320,000  Quebec (Province of) sr. unsub. 5 3/4s, 2009 (Canada)                                       2,240,006
                                                                                                            --------------
                     Total Foreign Government Bonds and Notes
                       (cost $5,841,939)                                                                    $    5,656,539

ASSET-BACKED SECURITIES (0.5%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $      913,155  Green Tree Recreational Equipment & Cons. Ser. 98-A,
                       Class A1C, 6.18s, 2019                                                               $      915,189
          7,525,000  Lehman Manufactured Housing Ser. 98-1, Class 1, IO,
                       0.82s, 2028                                                                                 286,009
          3,420,746  Provident Bank Home Equity Loan Trust Ser. 99-1,
                       Class A2, 5.08s, 2019                                                                     3,420,746
                                                                                                            --------------
                     Total Asset-Backed Securities (cost $4,705,448)                                        $    4,621,944

PREFERRED STOCKS (0.2%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              1,326  AmeriKing, Inc. $3.25 pfd. (PIK)                                                       $       33,813
                118  Capstar Broadcasting, Inc. 144A $12.00 pfd. (PIK)                                              14,514
                627  Capstar Communications, Inc. Ser. E, $12.625 cum. pfd. (PIK)                                   77,748
              1,090  Centaur Funding Corp 144A 9.08% pfd. (Cayman Islands)                                       1,188,122
                315  Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                                  16,931
              1,147  CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                            134,773
                 55  Fresenius Medical Capital Trust I company guaranty, Ser. D,
                       9.00% pfd. (Germany)                                                                         57,338
                170  Fresenius Medical Capital Trust II company guaranty,
                       7.875% pfd. (Germany)                                                                       168,300
              1,444  Nextlink Communications, Inc. 144A $7.00 cum. pfd. (PIK)                                       79,420
                 15  Paxson Communications Corp. $13.25 cum. pfd. (PIK)                                            126,750
             13,362  TCR Holding Corp. zero % cum. pfd.                                                                802
                                                                                                            --------------
                     Total Preferred Stocks (cost $1,770,008)                                               $    1,898,511

UNITS (--%) (a)
NUMBER OF UNITS                                                                                                      VALUE
--------------------------------------------------------------------------------------------------------------------------
                 80  Mediq Inc. 144A units stepped-coupon zero %
                       (13s, 6/1/03) 2009 (STP)                                                             $            1
            190,000  United Artists Theatre sr. sub. notes Ser. B, 9 3/4s, 2008                                    161,500
                                                                                                            --------------
                     Total Units (cost $190,145)                                                            $      161,501

WARRANTS (--%) (A) (NON)                                                                        EXPIRATION
NUMBER OF WARRANTS                                                                              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
                 30  Club Regina, Inc. 144A                                                     12/1/04     $           30
                 40  Colt Telecommunications Group PLC                                          12/31/06            19,000
                360  Diva Systems Corp.                                                         3/1/08               4,680
              1,275  DTI Holdings Inc.                                                          3/1/08                  13
                 70  Epic Resorts                                                               6/15/05                  1
                 40  Esat Holdings, Inc. (Ireland)                                              2/1/07               2,960
                150  Intermedia Communications, Inc.                                            6/1/00              16,050
                 80  KMC Telecom Holdings, Inc.                                                 4/15/08                240
                 85  Knology Holdings, Inc. 144A                                                10/15/07               170
                 30  Long Distance International, Inc. 144A                                     4/15/08                 60
                 45  McCaw International Ltd.                                                   4/15/07                191
                 20  Onepoint Communications, Inc.                                              6/1/08                  20
                 60  Pathnet, Inc. 144A                                                         4/15/08                600
                640  Rhythms Netcon 144A                                                        5/15/08            143,712
                 80  Startec Global Communications Corp.                                        5/15/08                 80
                 40  Telehub Communications Corp.                                               7/31/05                200
                125  UIH Australia/Pacific, Inc. 144A                                           5/15/06                125
                 40  Versatel Telecom 144A                                                      5/15/08              2,800
                                                                                                            --------------
                     Total Warrants (cost $15,386)                                                          $      190,932

SHORT-TERM INVESTMENTS (1.9%) (a) (cost $17,407,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $   17,407,000  Interest in $600,000,000 joint repurchase agreement dated
                       April 30, 1999 with Salomon, Smith Barney Inc. due
                       May 3, 1999 with respect to various U.S. Treasury
                       obligations -- maturity value of $17,414,108 for an
                       effective yield of 4.9%                                                              $   17,407,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $820,629,758) (b)                                              $  906,978,024
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $908,626,551.

  (b) The aggregate identified cost on a tax basis is $821,614,955, resulting in gross unrealized appreciation and depreciation of $913,199,263 and $827,836,194, respectively, or net unrealized appreciation of $85,363,069.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of these Securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 1998.

(CUS) This entity provides subcustodian services to the fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      FLIRB represents Front Loaded Interest Reduction Bond.


-------------------------------------------------------------------------------
Forward Currency Contracts to Buy at April 30, 1999 (Unaudited)
                                    Aggregate Face      Delivery    Unrealized
                        Market Value     Value            Date     Depreciation
-------------------------------------------------------------------------------
Euro Dollar             $15,600,621   $16,095,374        6-16-99    $(494,753)
-------------------------------------------------------------------------------
Forward Currency Contracts to Sell at April 30, 1999 (Unaudited)
                          Market    Aggregate Face      Delivery    Unrealized
                          Value          Value            Date     Appreciation
-------------------------------------------------------------------------------
Euro Dollar             $14,966,225   $15,470,447        6-16-99    $ 504,222
-------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 1999 (Unaudited)
                                    Aggregate Face     Expiration   Unrealized
                       Total Value       Value            Date     Depreciation
-------------------------------------------------------------------------------
U.S. Treasury Bond
20 yr. (long)           $ 8,172,750   $ 8,330,677         Jun-99    $(157,927)
-------------------------------------------------------------------------------
TBA Sale Commitments at April 30, 1999 (Unaudited)
(Proceeds receivable $504,034)
                                        Principal      Settlement       Market
Agency                                    Amount          Date          Value
-------------------------------------------------------------------------------
GNMA, 7s, May 2029                     $  494,000        5/24/99    $ 501,252
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1999 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $820,629,758) (Note 1)                                            $906,978,024
-----------------------------------------------------------------------------------------------
Cash                                                                                    257,708
-----------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                            6,822,454
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                1,845,071
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       52,194,531
-----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                          504,222
-----------------------------------------------------------------------------------------------
Total assets                                                                        968,602,010

Liabilities
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                            125,537
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     55,434,148
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            1,501,857
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          1,279,224
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              132,257
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             5,072
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              3,349
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  302,966
-----------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                             494,753
-----------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                           115,491
-----------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $504,034)                          501,252
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   79,553
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    59,975,459
-----------------------------------------------------------------------------------------------
Net assets                                                                         $908,626,551

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $784,082,296
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (1,580,301)
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                               39,961,651
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                         86,162,905
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding          $908,626,551

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($699,868,580 divided by 61,711,565 shares)                                              $11.34
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $11.34)*                                  $12.03
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($191,672,189 divided by 17,057,020 shares)**                                            $11.24
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($15,284,208 divided by 1,355,314 shares)                                                $11.28
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $11.28)*                                  $11.69
-----------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($1,801,574 divided by 158,797 shares)                                                   $11.35
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended April 30, 1999 (Unaudited)
Investment income:
-----------------------------------------------------------------------------------------------
Interest                                                                            $14,515,503
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $4,722)                                              4,979,321
-----------------------------------------------------------------------------------------------
Total investment income                                                              19,494,824

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      2,561,252
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          811,632
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         5,841
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          4,989
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   825,189
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   837,477
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    50,433
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  33,685
-----------------------------------------------------------------------------------------------
Auditing                                                                                 45,353
-----------------------------------------------------------------------------------------------
Legal                                                                                     4,270
-----------------------------------------------------------------------------------------------
Other                                                                                    28,080
-----------------------------------------------------------------------------------------------
Total expenses                                                                        5,208,201
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (141,504)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          5,066,697
-----------------------------------------------------------------------------------------------
Net investment income                                                                14,428,127
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                     38,214,047
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                            (265,524)
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                         (40,304)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                                     82,365
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures and
TBA sale commitments during the period                                               38,473,543
-----------------------------------------------------------------------------------------------
Net gain on investments                                                              76,464,127
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $90,892,254
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                       April 30      October 31
                                                                                          1999*            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $ 14,428,127    $ 25,856,493
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                        37,908,219      49,060,186
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                                     38,555,908     (23,018,297)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 90,892,254      51,898,382
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (13,200,111)    (20,208,084)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (2,737,532)     (3,074,445)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (233,358)       (283,338)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                             (19,807)             --
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                         (36,839,092)    (49,312,780)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (8,807,169)     (7,189,378)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (691,688)       (717,582)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                    73,632,357     158,747,947
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                        101,995,854     129,860,722

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 806,630,697     676,769,975
---------------------------------------------------------------------------------------------------------------
End of period (including distributions
in excess of net investment income and
undistributed net investment income of
$1,580,301 and $182,380, respectively)                                             $908,626,551    $806,630,697
---------------------------------------------------------------------------------------------------------------

 * Unaudited


The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended
Per-share                         April 30
operating performance           (Unaudited)                                  Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $11.01           $11.48           $10.67            $9.84            $8.68            $9.28
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .19(c)           .40(c)           .42              .44              .45              .43
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .99              .46             1.46             1.01             1.17             (.49)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               1.18              .86             1.88             1.45             1.62             (.06)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.22)            (.36)            (.40)            (.43)            (.46)            (.43)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                      (.63)            (.97)            (.67)            (.19)              --             (.11)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.85)           (1.33)           (1.07)            (.62)            (.46)            (.54)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $11.34           $11.01           $11.48           $10.67            $9.84            $8.68
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             11.31*            7.86            18.87            15.31            19.32             (.61)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $699,869         $644,902         $585,624         $496,882         $468,725         $455,299
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .53*            1.13             1.15             1.20             1.15             1.08
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           1.78*            3.51             3.73             4.28             4.93             4.92
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             85.47*          124.34           152.66           142.36           131.00           125.69
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended                                                                           For the period
Per-share                         April 30                                                                          Feb. 1, 1994+
operating performance           (Unaudited)                           Year ended October 31                          to Oct. 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $10.92           $11.40           $10.60            $9.80            $8.67            $9.31
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .15(c)           .31(c)           .35              .36              .38              .34
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .98              .46             1.45             1.00             1.15             (.60)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               1.13              .77             1.80             1.36             1.53             (.26)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.18)            (.28)            (.33)            (.37)            (.40)            (.27)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                      (.63)            (.97)            (.67)            (.19)              --             (.11)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.81)           (1.25)           (1.00)            (.56)            (.40)            (.38)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $11.24           $10.92           $11.40           $10.60            $9.80            $8.67
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             10.91*            7.08            18.11            14.36            18.25            (2.75)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $191,672         $149,712          $82,759          $35,118          $10,073           $4,196
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .91*            1.88             1.90             1.97             1.91             1.34*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           1.39*            2.76             2.98             3.51             4.09             3.20*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             85.47*          124.34           152.66           142.36           131.00           125.69
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                 Six months
                                                    ended                                                          For the period
Per-share                                          April 30                                                        Mar. 17, 1995+
operating performance                            (Unaudited)                  Year ended October 31                  to Oct. 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $10.96           $11.44           $10.63            $9.82            $8.88
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .16(c)           .34(c)           .36              .42              .25
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .99              .45             1.47              .98              .90
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.15              .79             1.83             1.40             1.15
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.20)            (.30)            (.35)            (.40)            (.21)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.63)            (.97)            (.67)            (.19)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.83)           (1.27)           (1.02)            (.59)            (.21)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $11.28           $10.96           $11.44           $10.63            $9.82
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              11.01*            7.30            18.41            14.76            13.13*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $15,284          $12,017           $8,387           $3,551             $522
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .78*            1.63             1.65             1.72             1.09*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            1.52*            3.01             3.23             3.74             2.76*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              85.47*          124.34           152.66           142.36           131.00
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  For the period
Per-share                                                                                                         January 4, 1999+
operating performance                                                                                                to April 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                    $10.79
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                     .12(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                                .56
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                     .68
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                        (.12)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                                             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                      (.12)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                          $11.35
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                   6.33*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                         $1,802
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                                 .26*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                1.15*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  85.47
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
April 30, 1999 (Unaudited)

Note 1
Significant accounting policies

Putnam Balanced Retirement Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current return by investing in a diversified portfolio of equity and debt securities, with secondary objective of stability of principle.

The fund offers class A, class B, class M and class Y shares. The fund began offering class Y shares on January 4, 1999. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market, and other investments are stated at fair value following procedures approved by the Trustees.

Market quotations are not considered to be readily available for certain debt obligations, such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped coupon securities is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended April 30, 1999, the fund had no borrowings against the line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended April 30, 1999, fund expenses were reduced by $141,504 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $840 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended April 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $128,184 and $6,704 from the sale of class A and class M shares, respectively and $133,750 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended April 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received $932 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended April 30, 1999, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $501,030,286 and $440,541,849, respectively. Purchases and sales of U.S. government obligations aggregated $255,662,995 and $261,524,120, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At April 30, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Six months ended April 30, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      5,680,733       $ 61,661,289
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,745,573         39,776,210
-----------------------------------------------------------------------------
                                                 9,426,306        101,437,499

Shares
repurchased                                     (6,274,292)       (68,135,552)
-----------------------------------------------------------------------------
Net increase                                     3,152,014       $ 33,301,947
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     11,014,274       $122,760,010
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,783,073         52,005,749
-----------------------------------------------------------------------------
                                                15,797,347        174,765,759

Shares
repurchased                                     (8,230,021)       (91,550,973)
-----------------------------------------------------------------------------
Net increase                                     7,567,326       $ 83,214,786
-----------------------------------------------------------------------------

                                              Six months ended April 30, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,074,264       $ 43,846,705
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      959,680         10,113,514
-----------------------------------------------------------------------------
                                                 5,033,944         53,960,219

Shares
repurchased                                     (1,686,316)       (18,131,887)
-----------------------------------------------------------------------------
Net increase                                     3,347,628       $ 35,828,332
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      9,671,097       $106,622,401
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      806,588          8,717,305
-----------------------------------------------------------------------------
                                                10,477,685        115,339,706

Shares
repurchased                                     (4,026,790)       (43,819,735)
-----------------------------------------------------------------------------
Net increase                                     6,450,895       $ 71,519,971
-----------------------------------------------------------------------------

                                              Six months ended April 30, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        343,000        $ 3,711,788
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       83,174            879,107
-----------------------------------------------------------------------------
                                                   426,174          4,590,895

Shares
repurchased                                       (167,639)        (1,822,667)
-----------------------------------------------------------------------------
Net increase                                       258,535        $ 2,768,228
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        525,863        $ 5,826,012
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       87,480            947,225
-----------------------------------------------------------------------------
                                                   613,343          6,773,237

Shares
repurchased                                       (249,916)        (2,760,047)
-----------------------------------------------------------------------------
Net increase                                       363,427        $ 4,013,190
-----------------------------------------------------------------------------

                                               For the period January 4, 1999
                                                 (commencement of operations)
                                                            to April 30, 1999
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        178,936         $1,955,735
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        1,842             19,807
-----------------------------------------------------------------------------
                                                   180,778          1,975,542

Shares
repurchased                                        (21,981)          (241,692)
-----------------------------------------------------------------------------
Net increase                                       158,797         $1,733,850
-----------------------------------------------------------------------------



The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Quality Bond Fund + [DBL. DAGGER]

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Putnam Diversified Income Trust II

 + Formerly Putnam Federal Income Trust

 [DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
               Putnam for details.

 [SECTION MARK] Not available in all states.

 ** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

    Check your account balances and current performance at www.putnaminv.com.



Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

  Putnam Investments has won the DALBAR Service Award 8 times in the past 9 years. In 1997 and 1998, Putnam was the only company to win all three DALBAR awards: for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

  Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

  Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

  You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

  For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

  www.putnaminv.com

  To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

  1-800-225-1581

* DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+ Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Anthony I. Kreisel
Vice President

Edward P. Bousa
Vice President and Fund Manager

Charles G. Pohl
Vice President and Fund Manager

James M. Prusko
Vice President and Fund Manager

David L. Waldman
Vice President and Fund Manager

Krishna K. Memani
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Balanced Retirement Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


SA018 52522 034/243/908 6/99



-----------------------------------------------------------------------------
Putnam Balanced Retirement Fund

Supplement to Semiannual Report dated 4/30/99
The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
-----------------------------------------------------------------------------
Total return                                  NAV
Six months ended 4/30/99                     11.48%
One year ended 4/30/99                        8.08
Five years ended 4/30/99                     15.09
Ten years ended 4/30/99                      12.45
Life of class (since 4/19/85)
Annual average                               11.52
-----------------------------------------------------------------------------
Share value:                                  NAV
10/31/98                                    $11.01
4/30/99                                      11.35
-----------------------------------------------------------------------------
Distributions:      No.     Income          Capital gains     Total
                     2      $0.227             $0.629        $0.856
-----------------------------------------------------------------------------

Please note that past performance does not indicate future results. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Performance data reflects an expense limitation previously in effect. Without the expense limitation, total returns would have been lower. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.